Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*) the first time they appear. These measures are defined on the page "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein. THE ALLSTATE CORPORATION Investor Supplement Second Quarter 2016 The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

PAGE Consolidated Statements of Operations 1 Contribution to Income 2 Revenues 3 Statements of Financial Position 4 Book Value Per Common Share 5 Return on Common Shareholders' Equity 6 Debt to Capital 7 Statements of Cash Flows 8 Analysis of Deferred Policy Acquisition Costs 9,10 Property-Liability Operations Property-Liability Results 11 Underwriting Results by Area of Business 12 Property-Liability Premiums Written by Brand 13 Impact of Net Rate Changes Approved on Premiums Written 14 Policies in Force and Other Statistics 15 Allstate Brand Profitability Measures 16 Allstate Brand Statistics 17 Allstate Brand Auto Claim Frequency Analysis 18-20 Esurance Brand Profitability Measures and Statistics 21 Encompass Brand Profitability Measures and Statistics 22 Auto Profitability Measures 23 Homeowners Profitability Measures 24 Other Personal Lines Profitability Measures 25 Commercial Lines Profitability Measures 26 Other Business Lines Profitability Measures 27 Auto, Homeowners and Other Personal Lines Underlying Combined Ratios 28 Allstate Brand Auto and Homeowners Underlying Loss and Expense 29 Homeowners Supplemental Information 30 Catastrophe Losses by Brand 31 Effect of Catastrophe Losses on the Combined Ratio 32 Catastrophe by Size of Event 33 Prior Year Reserve Reestimates 34 Asbestos and Environmental Reserves 35 Allstate Personal Lines - Auto, Homeowners, Other Personal Lines and Commercial Lines Profitability Measures 36 Emerging Businesses - Esurance, Encompass, Other Business Lines, and Answer Financial Profitability Measures 37 Allstate Financial Operations Allstate Financial Results 38 Return on Attributed Equity 39 Allstate Financial Premiums and Contract Charges 40 Allstate Financial Change in Contractholder Funds 41 Allstate Financial Analysis of Net Income 42 Allstate Financial Weighted Average Investment Spreads 43 Allstate Financial Supplemental Product Information 44 Allstate Financial Insurance Policies and Annuities in Force 45 Allstate Life, Allstate Annuities and Allstate Benefits Results and Product Information 46,47 Corporate and Other Results 48 Investments Investments 49 Limited Partnership Investments 50 Unrealized Net Capital Gains and Losses on Security Portfolio by Type 51 Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 52 Property-Liability Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 53 Allstate Financial Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 54 Investment Results 55 Investment Position by Strategy 56 Investment Results by Strategy 57 Investment Income and Realized Capital Gains and Losses By Investment Type and Strategy 58 Performance-Based Long-Term Investments 59 Definitions of Non-GAAP Measures 60 THE ALLSTATE CORPORATION Investor Supplement - Second Quarter 2016 Table of Contents

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
($ in millions, except per share data)

	Three months ended						Six months ended	
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	June 30, 2016	June 30, 2015
Revenues								
Property-liability insurance premiums	$ 7,814	$ 7,723	$ 7,684	$ 7,650	$ 7,549	$ 7,426	$ 15,537	$ 14,975
Life and annuity premiums and contract charges	564	566	547	538	536	537	1,130	1,073
Net investment income	762	731	710	807	789	850	1,493	1,639
Realized capital gains and losses:								
Total other-than-temporary impairment ("OTTI") losses	(77)	(91)	(166)	(186)	(47)	(53)	(168)	(100)
OTTI losses reclassified to (from) other comprehensive income	(2)	10	16	12	4	4	8	8
Net OTTI losses recognized in earnings	(79)	(81)	(150)	(174)	(43)	(49)	(160)	(92)
Sales and other realized capital gains and losses	103	(68)	(100)	207	151	188	35	339
Total realized capital gains and losses	24	(149)	(250)	33	108	139	(125)	247
Total revenues	9,164	8,871	8,691	9,028	8,982	8,952	18,035	17,934
Costs and expenses								
Property-liability insurance claims and claims expense	5,901	5,684	5,199	5,255	5,587	4,993	11,585	10,580
Life and annuity contract benefits	454	455	456	460	446	441	909	887
Interest credited to contractholder funds	185	190	183	194	185	199	375	384
Amortization of deferred policy acquisition costs	1,126	1,129	1,116	1,092	1,086	1,070	2,255	2,156
Operating costs and expenses	1,040	982	938	992	1,061	1,090	2,022	2,151
Restructuring and related charges	11	5	7	9	19	4	16	23
Interest expense	72	73	73	73	73	73	145	146
Total costs and expenses	8,789	8,518	7,972	8,075	8,457	7,870	17,307	16,327
Gain (loss) on disposition of operations	1	2	1	2	1	(1)	3	-
Income from operations before income tax expense	376	355	720	955	526	1,081	731	1,607
Income tax expense	105	109	231	305	171	404	214	575
Net income	$ 271	$ 246	$ 489	$ 650	$ 355	$ 677	$ 517	$ 1,032
Preferred stock dividends	29	29	29	29	29	29	58	58
Net income applicable to common shareholders	$ 242	$ 217	$ 460	$ 621	$ 326	$ 648	$ 459	$ 974
Earnings per common share:								
Net income applicable to common shareholders per common share - Basic	$ 0.65	$ 0.57	$ 1.19	$ 1.56	$ 0.80	$ 1.56	$ 1.22	$ 2.37
Weighted average common shares - Basic	373.6	378.1	385.0	397.0	407.0	415.8	375.8	411.4
Net income applicable to common shareholders per common share - Diluted	$ 0.64	$ 0.57	$ 1.18	$ 1.54	$ 0.79	$ 1.53	$ 1.21	$ 2.33
Weighted average common shares - Diluted	378.1	382.9	390.2	402.1	412.6	422.6	380.5	417.6
Cash dividends declared per common share	$ 0.33	$ 0.33	$ 0.30	$ 0.30	$ 0.30	$ 0.30	$ 0.66	$ 0.60

1

THE ALLSTATE CORPORATION
CONTRIBUTION TO INCOME
($ in millions, except per share data)

	Three months ended						Six months ended	
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	June 30, 2016	June 30, 2015
Contribution to income								
Operating income before the impact of restructuring and related charges	$ 242	$ 325	$ 629	$ 616	$ 274	$ 619	$ 567	$ 893
Restructuring and related charges, after-tax	(7)	(3)	(4)	(6)	(12)	(3)	(10)	(15)
Operating income *	235	322	625	610	262	616	557	878
Realized capital gains and losses, after-tax	17	(96)	(161)	21	69	90	(79)	159
Valuation changes on embedded derivatives that are not hedged, after-tax	(4)	(4)	2	(2)	4	(5)	(8)	(1)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(1)	(1)	-	(1)	(2)	-	(2)	(2)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	1	1	-	-	1	1	1
Amortization of purchased intangible assets, after-tax	(6)	(6)	(8)	(8)	(8)	(8)	(12)	(16)
Gain (loss) on disposition of operations, after-tax	1	1	1	1	1	(1)	2	-
Change in accounting for investments in qualified affordable housing projects, after-tax	-	-	-	-	-	(45)	-	(45)
Net income applicable to common shareholders	$ 242	$ 217	$ 460	$ 621	$ 326	$ 648	$ 459	$ 974
Income per common share - Diluted								
Operating income before the impact of restructuring and related charges	$ 0.64	$ 0.85	$ 1.61	$ 1.53	$ 0.66	$ 1.46	$ 1.49	$ 2.14
Restructuring and related charges, after-tax	(0.02)	(0.01)	(0.01)	(0.01)	(0.03)	-	(0.03)	(0.04)
Operating income	0.62	0.84	1.60	1.52	0.63	1.46	1.46	2.10
Realized capital gains and losses, after-tax	0.04	(0.25)	(0.41)	0.05	0.17	0.21	(0.21)	0.38
Valuation changes on embedded derivatives that are not hedged, after-tax	(0.01)	(0.01)	0.01	(0.01)	0.01	(0.01)	(0.02)	-
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	-	-	-	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	-	-	-	-
Amortization of purchased intangible assets, after-tax	(0.01)	(0.01)	(0.02)	(0.02)	(0.02)	(0.02)	(0.03)	(0.04)
Gain (loss) on disposition of operations, after-tax	-	-	-	-	-	-	0.01	-
Change in accounting for investments in qualified affordable housing projects, after-tax	-	-	-	-	-	(0.11)	-	(0.11)
Net income applicable to common shareholders	$ 0.64	$ 0.57	$ 1.18	$ 1.54	$ 0.79	$ 1.53	$ 1.21	$ 2.33
Weighted average common shares - Diluted	378.1	382.9	390.2	402.1	412.6	422.6	380.5	417.6

2

THE ALLSTATE CORPORATION
REVENUES
($ in millions)

	Three months ended						Six months ended	
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	June 30, 2016	June 30, 2015
Property-Liability								
Property-Liability insurance premiums	$ 7,814	$ 7,723	$ 7,684	$ 7,650	$ 7,549	$ 7,426	$ 15,537	$ 14,975
Net investment income	316	302	280	307	292	358	618	650
Realized capital gains and losses	26	(99)	(153)	(161)	49	28	(73)	77
Total Property-Liability revenues	8,156	7,926	7,811	7,796	7,890	7,812	16,082	15,702
Allstate Financial								
Life and annuity premiums and contract charges	564	566	547	538	536	537	1,130	1,073
Net investment income	435	419	420	491	489	484	854	973
Realized capital gains and losses	-	(49)	(97)	194	59	111	(49)	170
Total Allstate Financial revenues	999	936	870	1,223	1,084	1,132	1,935	2,216
Corporate and Other								
Service fees [(1)]	1	1	1	-	1	1	2	2
Net investment income	11	10	10	9	8	8	21	16
Realized capital gains and losses	(2)	(1)	-	-	-	-	(3)	-
Total Corporate and Other revenues before reclassification of services fees	10	10	11	9	9	9	20	18
Reclassification of service fees [(1)]	(1)	(1)	(1)	-	(1)	(1)	(2)	(2)
Total Corporate and Other revenues	9	9	10	9	8	8	18	16
Consolidated revenues	$ 9,164	$ 8,871	$ 8,691	$ 9,028	$ 8,982	$ 8,952	$ 18,035	$ 17,934

(1) For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

3

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
($ in millions)

	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015
Assets					
Investments					
Fixed income securities, at fair value (amortized cost $55,770, $55,627, $57,201, $56,918 and $57,971)	$ 58,129	$ 57,291	$ 57,948	$ 58,257	$ 59,930
Equity securities, at fair value (cost $4,924, $4,792, $4,806, $4,123 and $3,649)	5,265	5,117	5,082	4,236	4,000
Mortgage loans	4,453	4,302	4,338	4,402	4,343
Limited partnership interests	5,407	5,091	4,874	4,823	4,536
Short-term, at fair value (amortized cost $2,850,$3,526, $2,122, $3,036 and $2,821)	2,850	3,526	2,122	3,036	2,821
Other	3,590	3,550	3,394	3,588	3,511
Total investments	79,694	78,877	77,758	78,342	79,141
Cash	446	531	495	905	805
Premium installment receivables, net	5,593	5,558	5,544	5,711	5,599
Deferred policy acquisition costs	3,819	3,807	3,861	3,811	3,708
Reinsurance recoverables, net [(1)]	8,650	8,573	8,518	8,468	8,520
Accrued investment income	564	567	569	575	610
Property and equipment, net	1,011	1,011	1,024	1,050	1,038
Goodwill	1,219	1,219	1,219	1,219	1,219
Other assets	2,850	2,297	2,010	2,039	2,303
Separate Accounts	3,438	3,507	3,658	3,677	4,121
Total assets	$ 107,284	$ 105,947	$ 104,656	$ 105,797	$ 107,064

	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015
Liabilities					
Reserve for property-liability insurance claims and claims expense	$ 24,904	$ 24,605	$ 23,869	$ 23,757	$ 23,702
Reserve for life-contingent contract benefits	12,215	12,224	12,247	12,229	12,227
Contractholder funds	20,845	21,092	21,295	21,559	21,968
Unearned premiums	12,300	12,036	12,202	12,343	11,858
Claim payments outstanding	946	852	842	804	820
Deferred income taxes	782	479	90	243	475
Other liabilities and accrued expenses	6,192	5,704	5,304	5,558	5,462
Long-term debt	5,109	5,108	5,124	5,123	5,133
Separate Accounts	3,438	3,507	3,658	3,677	4,121
Total liabilities	86,731	85,607	84,631	85,293	85,766
Equity					
Preferred stock and additional capital paid-in, 72.2 thousand shares outstanding	1,746	1,746	1,746	1,746	1,746
Common stock, 371 million, 375 million, 381 million, 390 million and 402 million shares outstanding	9	9	9	9	9
Additional capital paid-in	3,203	3,237	3,245	3,224	3,205
Retained income	39,623	39,505	39,413	39,068	38,567
Deferred ESOP expense	(13)	(13)	(13)	(23)	(23)
Treasury stock, at cost (529 million, 525 million, 519 million, 510 million and 498 million shares)	(24,310)	(23,994)	(23,620)	(23,058)	(22,273)
Accumulated other comprehensive income:					
Unrealized net capital gains and losses:					
Unrealized net capital gains and losses on fixed income securities with other-than-temporary impairments	49	31	56	57	62
Other unrealized net capital gains and losses	1,702	1,259	608	886	1,435
Unrealized adjustment to DAC, DSI and insurance reserves	(127)	(90)	(44)	(64)	(78)
Total unrealized net capital gains and losses	1,624	1,200	620	879	1,419
Unrealized foreign currency translation adjustments	(41)	(46)	(60)	(52)	(38)
Unrecognized pension and other postretirement benefit cost	(1,288)	(1,304)	(1,315)	(1,289)	(1,314)
Total accumulated other comprehensive income (loss)	295	(150)	(755)	(462)	67
Total shareholders' equity	20,553	20,340	20,025	20,504	21,298
Total liabilities and shareholders' equity	$ 107,284	$ 105,947	$ 104,656	$ 105,797	$ 107,064

(1) Reinsurance recoverables of unpaid losses related to Property-Liability were $6.03 billion, $5.96 billion, $5.89 billion, $5.85 billion and $5.85 billion as of June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively.

4

5 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2016 2015 2015 2015 2015 Book value per common share Numerator: Common shareholders' equity (1) $ 18,807 $ 18,594 $ 18,279 $ 18,758 $ 19,552 $ 20,433 Denominator: Common shares outstanding and dilutive potential common shares outstanding 375.8 380.3 386.1 394.6 407.7 415.4 Book value per common share $ 50.05 $ 48.89 $ 47.34 $ 47.54 $ 47.96 $ 49.19 Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities * Numerator: Common shareholders' equity $ 18,807 $ 18,594 $ 18,279 $ 18,758 $ 19,552 $ 20,433 Unrealized net capital gains and losses on fixed income securities 1,407 993 443 807 1,196 1,871 Adjusted common shareholders' equity $ 17,400 $ 17,601 $ 17,836 $ 17,951 $ 18,356 $ 18,562 Denominator: Common shares outstanding and dilutive potential common shares outstanding 375.8 380.3 386.1 394.6 407.7 415.4 Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities $ 46.30 $ 46.28 $ 46.20 $ 45.49 $ 45.02 $ 44.68 (1) BOOK VALUE PER COMMON SHARE THE ALLSTATE CORPORATION ($ in millions, except per share data) Excludes equity related to preferred stock of $1,746 million in each period.

THE ALLSTATE CORPORATION
RETURN ON COMMON SHAREHOLDERS' EQUITY
($ in millions)

	Twelve months ended					
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015
Return on Common Shareholders' Equity						
Numerator:						
Net income applicable to common shareholders [1]	$ 1,540	$ 1,624	$ 2,055	$ 2,390	$ 2,519	$ 2,807
Denominator:						
Beginning common shareholders' equity	$ 19,552	$ 20,433	$ 20,558	$ 20,583	$ 21,126	$ 20,600
Ending common shareholders' equity	18,807	18,594	18,279	18,758	19,552	20,433
Average common shareholders' equity [2]	$ 19,180	$ 19,514	$ 19,419	$ 19,671	$ 20,339	$ 20,517
Return on common shareholders' equity	8.0 %	8.3 %	10.6 %	12.2 %	12.4 %	13.7 %
Operating Income Return on Common Shareholders' Equity *						
Numerator:						
Operating income [1]	$ 1,792	$ 1,819	$ 2,113	$ 2,224	$ 2,212	$ 2,395
Denominator:						
Beginning common shareholders' equity	$ 19,552	$ 20,433	$ 20,558	$ 20,583	$ 21,126	$ 20,600
Unrealized net capital gains and losses	1,419	2,137	1,926	1,827	2,150	2,091
Adjusted beginning common shareholders' equity	18,133	18,296	18,632	18,756	18,976	18,509
Ending common shareholders' equity	18,807	18,594	18,279	18,758	19,552	20,433
Unrealized net capital gains and losses	1,624	1,200	620	879	1,419	2,137
Adjusted ending common shareholders' equity	17,183	17,394	17,659	17,879	18,133	18,296
Average adjusted common shareholders' equity [2]	$ 17,658	$ 17,845	$ 18,146	$ 18,318	$ 18,555	$ 18,403
Operating income return on common shareholders' equity	10.1 %	10.2 %	11.6 %	12.1 %	11.9 %	13.0 %

(1) Net income applicable to common shareholders and operating income reflect a trailing twelve-month period.

(2) Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points.

6

7 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2016 2015 2015 2015 2015 Debt Short-term debt $ - $ - $ - $ - $ - $ - Long-term debt 5,109 5,108 5,124 5,123 5,133 5,140 Total debt $ 5,109 $ 5,108 $ 5,124 $ 5,123 $ 5,133 $ 5,140 Capital resources Debt $ 5,109 $ 5,108 $ 5,124 $ 5,123 $ 5,133 $ 5,140 Shareholders' equity Preferred stock and additional capital paid-in 1,746 1,746 1,746 1,746 1,746 1,746 Common stock 9 9 9 9 9 9 Additional capital paid-in 3,203 3,237 3,245 3,224 3,205 3,109 Retained income 39,623 39,505 39,413 39,068 38,567 38,363 Deferred ESOP expense (13) (13) (13) (23) (23) (23) Treasury stock (24,310) (23,994) (23,620) (23,058) (22,273) (21,799) Unrealized net capital gains and losses 1,624 1,200 620 879 1,419 2,137 Unrealized foreign currency translation adjustments (41) (46) (60) (52) (38) (29) Unrecognized pension and other postretirement benefit cost (1,288) (1,304) (1,315) (1,289) (1,314) (1,334) Total shareholders' equity 20,553 20,340 20,025 20,504 21,298 22,179 Total capital resources $ 25,662 $ 25,448 $ 25,149 $ 25,627 $ 26,431 $ 27,319 Ratio of debt to shareholders' equity 24.9% 25.1% 25.6% 25.0% 24.1% 23.2 % Ratio of debt to capital resources 19.9% 20.1% 20.4% 20.0% 19.4% 18.8 % THE ALLSTATE CORPORATION DEBT TO CAPITAL ($ in millions)

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOW
($ in millions)

	Three months ended						Six months ended	
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	June 30, 2016	June 30, 2015
CASH FLOWS FROM OPERATING ACTIVITIES								
Net income	$ 271	$ 246	$ 489	$ 650	$ 355	$ 677	$ 517	$ 1,032
Adjustments to reconcile net income to net cash provided by operating activities:								
Depreciation, amortization and other non-cash items	97	91	96	96	92	87	188	179
Realized capital gains and losses	(24)	149	250	(33)	(108)	(139)	125	(247)
(Gain) loss on disposition of operations	(1)	(2)	(1)	(2)	(1)	1	(3)	-
Interest credited to contractholder funds	185	190	183	194	185	199	375	384
Changes in:								
Policy benefits and other insurance reserves	118	459	(27)	(26)	411	115	577	526
Unearned premiums	267	(205)	(124)	518	361	(117)	62	244
Deferred policy acquisition costs	(65)	(7)	(20)	(87)	(97)	(35)	(72)	(132)
Premium installment receivables, net	(38)	11	156	(132)	(92)	(66)	(27)	(158)
Reinsurance recoverables, net	(80)	(40)	(45)	11	(120)	(24)	(120)	(144)
Income taxes	(150)	(26)	(59)	223	(342)	59	(176)	(283)
Other operating assets and liabilities	64	(152)	32	(29)	93	(191)	(88)	(98)
Net cash provided by operating activities	644	714	930	1,383	737	566	1,358	1,303
CASH FLOWS FROM INVESTING ACTIVITIES								
Proceeds from sales								
Fixed income securities	6,373	6,216	5,897	6,784	6,559	9,453	12,589	16,012
Equity securities	823	1,664	1,066	614	922	1,152	2,487	2,074
Limited partnership interests	183	180	306	204	295	296	363	591
Mortgage loans	(7)	7	-	6	-	-	-	-
Other investments	57	87	367	46	85	47	144	132
Investment collections								
Fixed income securities	1,189	949	1,184	1,005	1,030	1,213	2,138	2,243
Mortgage loans	71	79	233	(52)	243	114	150	357
Other investments	125	43	39	77	117	60	168	177
Investment purchases								
Fixed income securities	(7,546)	(5,401)	(7,830)	(6,446)	(7,272)	(9,210)	(12,947)	(16,482)
Equity securities	(939)	(1,733)	(1,722)	(1,318)	(748)	(1,172)	(2,672)	(1,920)
Limited partnership interests	(433)	(270)	(413)	(367)	(198)	(365)	(703)	(563)
Mortgage loans	(220)	(44)	(163)	(15)	(307)	(202)	(264)	(509)
Other investments	(196)	(253)	(159)	(225)	(325)	(193)	(449)	(518)
Change in short-term investments, net	688	(1,357)	962	(186)	(328)	(63)	(669)	(391)
Change in other investments, net	(20)	(19)	(36)	-	(18)	2	(39)	(16)
Purchases of property and equipment, net	(68)	(52)	(84)	(86)	(74)	(59)	(120)	(133)
Net cash provided by (used in) investing activities	80	96	(353)	41	(19)	1,073	176	1,054
CASH FLOWS FROM FINANCING ACTIVITIES								
Repayments of long-term debt	-	(16)	-	(11)	(9)	-	(16)	(9)
Contractholder fund deposits	261	261	268	257	266	261	522	527
Contractholder fund withdrawals	(521)	(492)	(534)	(641)	(580)	(572)	(1,013)	(1,152)
Dividends paid on common stock	(125)	(115)	(118)	(122)	(125)	(118)	(240)	(243)
Dividends paid on preferred stock	(29)	(29)	(29)	(29)	(29)	(29)	(58)	(58)
Treasury stock purchases	(448)	(456)	(592)	(792)	(414)	(1,010)	(904)	(1,424)
Shares reissued under equity incentive plans, net	42	30	9	12	45	64	72	109
Excess tax benefits on share-based payment arrangements	8	12	1	1	17	26	20	43
Other	3	31	8	1	-	(2)	34	(2)
Net cash used in financing activities	(809)	(774)	(987)	(1,324)	(829)	(1,380)	(1,583)	(2,209)
NET (DECREASE) INCREASE IN CASH	(85)	36	(410)	100	(111)	259	(49)	148
CASH AT BEGINNING OF PERIOD	531	495	905	805	916	657	495	657
CASH AT END OF PERIOD	$ 446	$ 531	$ 495	$ 905	$ 805	$ 916	$ 446	$ 805

8

THE ALLSTATE CORPORATION
ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS
($ in millions)

Change in Deferred Policy Acquisition Costs
For the three months ended June 30, 2016

	Beginning balance Mar. 31, 2016	Acquisition costs deferred	Amortization before adjustments [1] [2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Jun. 30, 2016
Property-Liability	$ 2,041	$ 1,117	$ (1,057)	$ -	$ -	$ -	$ 2,101
Allstate Financial:							
Traditional life and accident and health	796	48	(38)	-	-	-	806
Interest-sensitive life	924	26	(28)	(1)	-	(53)	868
Fixed annuity	46	-	(2)	-	-	-	44
Subtotal	1,766	74	(68)	(1)	-	(53)	1,718
Consolidated	$ 3,807	$ 1,191	$ (1,125)	$ (1)	$ -	$ (53)	$ 3,819

Change in Deferred Policy Acquisition Costs
For the three months ended June 30, 2015

	Beginning balance Mar. 31, 2015	Acquisition costs deferred	Amortization before adjustments [1] [2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Jun. 30, 2015
Property-Liability	$ 1,852	$ 1,111	$ (1,021)	$ -	$ -	$ -	$ 1,942
Allstate Financial:							
Traditional life and accident and health	757	44	(33)	-	-	-	768
Interest-sensitive life	874	29	(27)	(3)	-	75	948
Fixed annuity	44	-	(2)	-	-	8	50
Subtotal	1,675	73	(62)	(3)	-	83	1,766
Consolidated	$ 3,527	$ 1,184	$ (1,083)	$ (3)	$ -	$ 83	$ 3,708

(1) Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2) Included as a component of amortization of DAC on the Consolidated Statements of Operations.

9

THE ALLSTATE CORPORATION
ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS
($ in millions)

	Change in Deferred Policy Acquisition Costs For the six months ended June 30, 2016							Reconciliation of Deferred Policy Acquisition Costs as of June 30, 2016		
	Beginning balance Dec. 31, 2015	Acquisition costs deferred	Amortization before adjustments [1] [2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Jun. 30, 2016	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Property-Liability	$ 2,029	$ 2,185	$ (2,113)	$ -	$ -	$ -	$ 2,101	$ 2,101	$ -	$ 2,101
Allstate Financial:										
Traditional life and accident and health	792	94	(80)	-	-	-	806	806	-	806
Interest-sensitive life	993	52	(56)	(3)	-	(118)	868	1,052	(184)	868
Fixed annuity	47	-	(3)	-	-	-	44	44	-	44
Subtotal	1,832	146	(139)	(3)	-	(118)	1,718	1,902	(184)	1,718
Consolidated	$ 3,861	$ 2,331	$ (2,252)	$ (3)	$ -	$ (118)	$ 3,819	$ 4,003	$ (184)	$ 3,819

	Change in Deferred Policy Acquisition Costs For the six months ended June 30, 2015							Reconciliation of Deferred Policy Acquisition Costs as of June 30, 2015		
	Beginning balance Dec. 31, 2014	Acquisition costs deferred	Amortization before adjustments [1] [2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Jun. 30, 2015	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Property-Liability	$ 1,820	$ 2,143	$ (2,021)	$ -	$ -	$ -	$ 1,942	$ 1,942	$ -	$ 1,942
Allstate Financial:										
Traditional life and accident and health	753	88	(73)	-	-	-	768	768	-	768
Interest-sensitive life	905	55	(55)	(5)	-	48	948	1,065	(117)	948
Fixed annuity	47	-	(3)	1	-	5	50	50	-	50
Subtotal	1,705	143	(131)	(4)	-	53	1,766	1,883	(117)	1,766
Consolidated	$ 3,525	$ 2,286	$ (2,152)	$ (4)	$ -	$ 53	$ 3,708	$ 3,825	$ (117)	$ 3,708

[1] Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.
[2] Included as a component of amortization of DAC on the Consolidated Statements of Operations.

10

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY RESULTS
($ in millions)

	Three months ended						Six months ended	
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	June 30, 2016	June 30, 2015
Premiums written	$ 8,051	$ 7,515	$ 7,551	$ 8,137	$ 7,877	$ 7,306	$ 15,566	$ 15,183
(Increase) decrease in unearned premiums	(264)	166	140	(485)	(370)	166	(98)	(204)
Other	27	42	(7)	(2)	42	(46)	69	(4)
Premiums earned	7,814	7,723	7,684	7,650	7,549	7,426	15,537	14,975
Claims and claims expense	(5,901)	(5,684)	(5,199)	(5,255)	(5,587)	(4,993)	(11,585)	(10,580)
Amortization of deferred policy acquisition costs	(1,057)	(1,056)	(1,052)	(1,029)	(1,021)	(1,000)	(2,113)	(2,021)
Operating costs and expenses	(912)	(853)	(812)	(867)	(934)	(962)	(1,765)	(1,896)
Restructuring and related charges	(10)	(5)	(10)	(8)	(17)	(4)	(15)	(21)
Underwriting (loss) income*	(66)	125	611	491	(10)	467	59	457
Net investment income	316	302	280	307	292	358	618	650
Periodic settlements and accruals on non-hedge derivative instruments	-	(1)	(1)	(1)	-	(1)	(1)	(1)
Amortization of purchased intangible assets	9	9	13	12	13	12	18	25
Income tax expense on operations	(73)	(144)	(304)	(259)	(97)	(281)	(217)	(378)
Operating income	186	291	599	550	198	555	477	753
Realized capital gains and losses, after-tax	18	(64)	(99)	(104)	31	18	(46)	49
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	1	1	-	-	1	1	1
Amortization of purchased intangible assets, after-tax	(6)	(6)	(8)	(8)	(8)	(8)	(12)	(16)
(Loss) gain on disposition of operations, after-tax	-	-	-	(1)	1	-	-	1
Change in accounting for investments in qualified affordable housing projects, after-tax	-	-	-	-	-	(28)	-	(28)
Net income applicable to common shareholders	$ 198	$ 222	$ 493	$ 437	$ 222	$ 538	$ 420	$ 760
Catastrophe losses	$ 961	$ 827	$ 358	$ 270	$ 797	$ 294	$ 1,788	$ 1,091
Operating ratios								
Claims and claims expense ("loss") ratio	75.5	73.6	67.6	68.7	74.0	67.2	74.6	70.6
Expense ratio	25.3	24.8	24.4	24.9	26.1	26.5	25.0	26.3
Combined ratio	100.8	98.4	92.0	93.6	100.1	93.7	99.6	96.9
Loss ratio	75.5	73.6	67.6	68.7	74.0	67.2	74.6	70.6
Less: effect of catastrophe losses	12.3	10.7	4.7	3.5	10.6	4.0	11.5	7.3
effect of prior year non-catastrophe reserve reestimates	(0.2)	0.4	(0.2)	0.6	0.2	0.6	0.1	0.4
Underlying loss ratio *	63.4	62.5	63.1	64.6	63.2	62.6	63.0	62.9
Expense ratio	25.3	24.8	24.4	24.9	26.1	26.5	25.0	26.3
Less: effect of amortization of purchased intangible assets	0.1	0.1	0.1	0.2	0.2	0.1	0.1	0.1
Expense ratio, excluding the effect of amortization of purchased intangible assets	25.2	24.7	24.3	24.7	25.9	26.4	24.9	26.2
Underlying combined ratio *	88.6	87.2	87.4	89.3	89.1	89.0	87.9	89.1
Effect of catastrophe losses on combined ratio	12.3	10.7	4.7	3.5	10.6	4.0	11.5	7.3
Effect of prior year non-catastrophe reserve reestimates	(0.2)	0.4	(0.2)	0.6	0.2	0.6	0.1	0.4
Effect of amortization of purchased intangible assets on combined ratio	0.1	0.1	0.1	0.2	0.2	0.1	0.1	0.1
Combined ratio	100.8	98.4	92.0	93.6	100.1	93.7	99.6	96.9
Effect of restructuring and related charges on combined ratio	0.1	0.1	0.1	0.1	0.2	0.1	0.1	0.1
Effect of Discontinued Lines and Coverages on combined ratio	-	-	-	0.7	-	-	-	-

11

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS
($ in millions)

	Three months ended						Six months ended	
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	June 30, 2016	June 30, 2015
Property-Liability Underwriting Summary								
Allstate Protection	$ (64)	$ 127	$ 613	$ 540	$ (8)	$ 469	$ 63	$ 461
Discontinued Lines and Coverages	(2)	(2)	(2)	(49)	(2)	(2)	(4)	(4)
Underwriting (loss) income	$ (66)	$ 125	$ 611	$ 491	$ (10)	$ 467	$ 59	$ 457
Allstate Protection Underwriting Summary								
Premiums written	$ 8,051	$ 7,515	$ 7,551	$ 8,137	$ 7,877	$ 7,306	$ 15,566	$ 15,183
Premiums earned	$ 7,814	$ 7,723	$ 7,684	$ 7,650	$ 7,549	$ 7,426	$ 15,537	$ 14,975
Claims and claims expense	(5,899)	(5,683)	(5,197)	(5,207)	(5,585)	(4,992)	(11,582)	(10,577)
Amortization of deferred policy acquisition costs	(1,057)	(1,056)	(1,052)	(1,029)	(1,021)	(1,000)	(2,113)	(2,021)
Operating costs and expenses	(912)	(852)	(812)	(866)	(934)	(961)	(1,764)	(1,895)
Restructuring and related charges	(10)	(5)	(10)	(8)	(17)	(4)	(15)	(21)
Underwriting (loss) income	$ (64)	$ 127	$ 613	$ 540	$ (8)	$ 469	$ 63	$ 461
Catastrophe losses	$ 961	$ 827	$ 358	$ 270	$ 797	$ 294	$ 1,788	$ 1,091
Operating ratios								
Loss ratio	75.5	73.6	67.6	68.0	74.0	67.2	74.6	70.6
Expense ratio	25.3	24.8	24.4	24.9	26.1	26.5	25.0	26.3
Combined ratio	100.8	98.4	92.0	92.9	100.1	93.7	99.6	96.9
Effect of catastrophe losses on combined ratio	12.3	10.7	4.7	3.5	10.6	4.0	11.5	7.3
Effect of restructuring and related charges on combined ratio	0.1	0.1	0.1	0.1	0.2	0.1	0.1	0.1
Effect of amortization of purchased intangible assets on combined ratio	0.1	0.1	0.1	0.2	0.2	0.1	0.1	0.1
Discontinued Lines and Coverages Underwriting Summary								
Premiums written	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Premiums earned	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Claims and claims expense	(2)	(1)	(2)	(48)	(2)	(1)	(3)	(3)
Operating costs and expenses	-	(1)	-	(1)	-	(1)	(1)	(1)
Underwriting loss	$ (2)	$ (2)	$ (2)	$ (49)	$ (2)	$ (2)	$ (4)	$ (4)
Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	-	0.1	-	0.7	-	-	-	-
Allstate Protection Underwriting Income (Loss) by Brand								
Allstate brand	$ (10)	$ 171	$ 629	$ 571	$ 86	$ 526	$ 161	$ 612
Esurance brand	(37)	(25)	(28)	(26)	(41)	(69)	(62)	(110)
Encompass brand	(15)	(18)	14	(4)	(50)	14	(33)	(36)
Answer Financial	(2)	(1)	(2)	(1)	(3)	(2)	(3)	(5)
Underwriting (loss) income	$ (64)	$ 127	$ 613	$ 540	$ (8)	$ 469	$ 63	$ 461

12

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY PREMIUMS WRITTEN BY BRAND
($ in millions)

	Three months ended						Six months ended	
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	June 30, 2016	June 30, 2015
Allstate brand [1]								
Auto [2]	$ 4,767	$ 4,746	$ 4,576	$ 4,746	$ 4,588	$ 4,535	$ 9,513	$ 9,123
Homeowners [3]	1,831	1,392	1,634	1,879	1,819	1,379	3,223	3,198
Other personal lines	428	353	376	429	424	357	781	781
Commercial lines	135	126	126	124	138	128	261	266
Other business lines	183	183	168	205	199	184	366	383
	7,344	6,800	6,880	7,383	7,168	6,583	14,144	13,751
Esurance brand								
Auto	376	439	368	411	363	434	815	797
Homeowners	14	11	9	9	7	5	25	12
Other personal lines	2	2	1	3	1	2	4	3
	392	452	378	423	371	441	844	812
Encompass brand								
Auto	162	138	152	169	173	147	300	320
Homeowners	126	104	116	134	136	111	230	247
Other personal lines	27	21	25	28	29	24	48	53
	315	263	293	331	338	282	578	620
Allstate Protection	8,051	7,515	7,551	8,137	7,877	7,306	15,566	15,183
Discontinued Lines and Coverages	-	-	-	-	-	-	-	-
Property-Liability	$ 8,051	$ 7,515	$ 7,551	$ 8,137	$ 7,877	$ 7,306	$ 15,566	$ 15,183
Allstate Protection								
Auto	$ 5,305	$ 5,323	$ 5,096	$ 5,326	$ 5,124	$ 5,116	$ 10,628	$ 10,240
Homeowners	1,971	1,507	1,759	2,022	1,962	1,495	3,478	3,457
Other personal lines	457	376	402	460	454	383	833	837
Commercial lines	135	126	126	124	138	128	261	266
Other business lines	183	183	168	205	199	184	366	383
	$ 8,051	$ 7,515	$ 7,551	$ 8,137	$ 7,877	$ 7,306	$ 15,566	$ 15,183
[1] **Canada premiums included in Allstate brand**								
Auto	$ 234	$ 164	$ 183	$ 215	$ 235	$ 173	$ 398	$ 408
Homeowners	64	41	50	60	63	41	105	104
Other personal lines	16	10	12	15	15	11	26	26
	$ 314	$ 215	$ 245	$ 290	$ 313	$ 225	$ 529	$ 538

[2] Fluctuation in the Canadian exchange rate has reduced the auto premiums written growth rate in the second quarter and first six months of 2016 by 0.2 points and 0.3 points, respectively.

[3] Fluctuation in the Canadian exchange rate has reduced the homeowner premiums written growth rate in both the second quarter and first six months of 2016 by 0.2 points.

13

14 Number of Location Number of Location Number of Location locations Total brand (%) (4) specific (%) (5) locations Total brand (%) (4) specific (%) (5) locations Total brand (%) (4) specific (%) (5) Allstate brand Auto (2) 35 (6) 3.2 6.2 25 (6) 1.7 7.3 34 (6) 1.9 5.5 Homeowners (3) 11 (7) 0.8 4.9 15 (7) (0.4) (8) (2.3) 16 (7) 1.5 6.1 Esurance brand Auto 15 1.3 5.6 6 0.3 2.7 18 3.0 6.7 Encompass brand Auto 10 4.1 9.5 4 1.6 14.3 9 2.0 5.7 Homeowners 6 1.7 8.1 5 1.4 11.6 5 1.7 7.4 Number of Location Number of Location Number of Location locations Total brand (%) (4) specific (%) (5) locations Total brand (%) (4) specific (%) (5) locations Total brand (%) (4) specific (%) (5) Allstate brand Auto (2) 23 (6) 1.6 5.1 34 (6) 1.5 3.6 18 (6) 0.4 3.9 Homeowners (3) 6 (7) 0.4 6.4 9 (7) 0.7 3.5 10 (7) 0.2 3.0 Esurance brand Auto 13 1.3 5.1 13 1.5 5.9 13 1.3 4.4 Encompass brand Auto 8 1.3 7.6 16 4.8 8.5 6 1.3 6.9 Homeowners 8 1.2 5.9 15 3.2 8.8 4 0.4 8.1 (1) (2) (3) (4) (5) (6) Includes three, three, one, five, four and two Canadian provinces for auto for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively. (7) (8) Includes the impact of a rate decrease in California in first quarter 2016. Excluding California, Allstate brand homeowners total brand and location specific rate changes were 1.4% and 4.3% for the six months ended June 30, 2016, respectively. Represents the impact in the 50 states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of total brand prior year-end premiums written. Represents the impact in the 50 states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those same locations. Allstate brand auto and homeowners operates in 50 states, the District of Columbia, and 5 Canadian provinces. Esurance brand auto operates in 43 states and 1 Canadian province. Esurance brand homeowners operates in 26 states. Encompass brand auto and homeowners operates in 40 states and the District of Columbia. Includes one, two, three, zero, one and two Canadian provinces for homeowners for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively. June 30, 2015 March 31, 2015 Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those 50 states, the District of Columbia and Canadian provinces, rate changes approved for the three month period ending June 30, 2016 are estimated to total $692 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state. Impacts of Allstate brand auto effective rate changes as a percentage of total brand prior year-end premiums written were 3.4%, 1.4%, 1.8%, 1.5%, 1.1% and 0.8% for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively. Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts. Impacts of Allstate brand homeowners effective rate changes as a percentage of total brand prior year-end premiums written were 0.5%, 0.7%, 0.5%, 0.5%, 0.4% and 0.9% for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively. December 31, 2015 September 30, 2015 Three months ended Three months ended Three months ended March 31, 2016June 30, 2016 (1) Three months ended Three months ended THE ALLSTATE CORPORATION PROPERTY-LIABILITY IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN Three months ended

15 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2016 2015 2015 2015 2015 Policies in Force (in thousands) (1) Allstate Brand Auto (2) 20,061 20,145 20,326 20,367 20,258 20,036 Homeowners (3) 6,135 6,152 6,174 6,163 6,141 6,114 Landlord 726 732 737 736 737 738 Renter 1,554 1,556 1,555 1,550 1,518 1,494 Condominium 667 667 668 665 662 658 Other 1,256 1,253 1,259 1,257 1,253 1,245 Other personal lines 4,203 4,208 4,219 4,208 4,170 4,135 Commercial lines 308 318 324 328 330 326 Other business lines 824 856 894 920 937 941 Excess and surplus 23 24 25 26 26 27 Total 31,554 31,703 31,962 32,012 31,862 31,579 Esurance Brand Auto 1,409 1,428 1,415 1,433 1,458 1,470 Homeowners 44 37 32 26 20 15 Other personal lines 47 46 44 44 44 42 Total 1,500 1,511 1,491 1,503 1,522 1,527 Encompass Brand Auto 676 701 723 746 767 778 Homeowners 318 329 338 347 355 361 Other personal lines 105 108 111 114 118 120 Total 1,099 1,138 1,172 1,207 1,240 1,259 Total Policies in Force 34,153 34,352 34,625 34,722 34,624 34,365 Non-Proprietary Premiums ($ in millions) Ivantage (4) $ 1,528 $ 1,504 $ 1,490 $ 1,481 $ 1,461 $ 1,446 Answer Financial (5) 150 151 138 149 145 149 Agency Data Total Allstate agencies (6)(7) 12,200 12,100 12,300 12,100 12,000 Licensed sales professionals (7)(8) 23,800 24,000 24,400 24,000 23,500 Allstate independent agencies (7)(9) 2,200 2,100 2,100 2,200 2,000 (1) (2) (3) (4) (5) (6) (7) (8) (9) Rounded to the nearest hundred. Employees of Allstate agencies who are licensed to sell Allstate products. Includes 450 and 880 engaged Allstate independent agencies (“AIAs”) as of June 30, 2016 and December 31, 2015, respectively. Engaged AIAs, as currently determined, include those that increase the number of policies in force from the prior year. Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Fees for the three months ended June 30, 2016 were $25.4 million. Represents non-proprietary premiums written for the period. Commissions earned for the three months ended June 30, 2016 were $18.9 million. THE ALLSTATE CORPORATION POLICIES IN FORCE AND OTHER STATISTICS Policies in Force: Policy counts are based on items rather than customers. A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Allstate Dealer Services (service contracts and other products sold in conjunction with auto lending and vehicle sales transactions) and Partnership Marketing Group (roadside assistance products) statistics are not included in total policies in force since these are not meaningful. Additionally, non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included. Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and Canada. Allstate brand auto PIF increased in 19 states, including 4 out of our largest 10 states, as of June 30, 2016 compared to June 30, 2015. Allstate brand homeowners PIF increased in 23 states, including 4 out of our largest 10 states, as of June 30, 2016 compared to June 30, 2015.

THE ALLSTATE CORPORATION
ALLSTATE BRAND PROFITABILITY MEASURES
($ in millions)

	Three months ended						Six months ended	
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	June 30, 2016	June 30, 2015
Net premiums written	$ 7,344	$ 6,800	$ 6,880	$ 7,383	$ 7,168	$ 6,583	$ 14,144	$ 13,751
Net premiums earned								
Auto	$ 4,745	$ 4,667	$ 4,638	$ 4,597	$ 4,524	$ 4,432	$ 9,412	$ 8,956
Homeowners	1,684	1,678	1,674	1,663	1,645	1,631	3,362	3,276
Other personal lines	397	393	395	396	395	391	790	786
Commercial lines	127	129	129	128	128	125	256	253
Other business lines	142	143	135	148	137	141	285	278
Total	7,095	7,010	6,971	6,932	6,829	6,720	14,105	13,549
Incurred losses								
Auto	$ 3,634	$ 3,519	$ 3,495	$ 3,455	$ 3,431	$ 3,175	$ 7,153	$ 6,606
Homeowners	1,260	1,190	816	820	1,147	894	2,450	2,041
Other personal lines	256	261	216	241	259	244	517	503
Commercial lines	135	119	100	97	105	98	254	203
Other business lines	64	61	57	71	66	69	125	135
Total	5,349	5,150	4,684	4,684	5,008	4,480	10,499	9,488
Expenses								
Auto	$ 1,168	$ 1,103	$ 1,077	$ 1,086	$ 1,155	$ 1,113	$ 2,271	$ 2,268
Homeowners	373	377	372	385	372	389	750	761
Other personal lines	106	103	101	109	105	105	209	210
Commercial lines	35	38	36	36	40	38	73	78
Other business lines	74	68	72	61	63	69	142	132
Total	1,756	1,689	1,658	1,677	1,735	1,714	3,445	3,449
Underwriting income (loss)								
Auto	$ (57)	$ 45	$ 66	$ 56	$ (62)	$ 144	$ (12)	$ 82
Homeowners	51	111	486	458	126	348	162	474
Other personal lines	35	29	78	46	31	42	64	73
Commercial lines	(43)	(28)	(7)	(5)	(17)	(11)	(71)	(28)
Other business lines	4	14	6	16	8	3	18	11
Total	(10)	171	629	571	86	526	161	612
Loss ratio	75.4	73.5	67.2	67.6	73.3	66.7	74.5	70.0
Expense ratio	24.7	24.1	23.8	24.2	25.4	25.5	24.4	25.5
Combined ratio	100.1	97.6	91.0	91.8	98.7	92.2	98.9	95.5
Loss ratio	75.4	73.5	67.2	67.6	73.3	66.7	74.5	70.0
Less: effect of catastrophe losses	12.9	11.2	4.9	3.6	10.7	4.1	12.1	7.4
effect of prior year non-catastrophe reserve reestimates	(0.3)	0.3	(0.1)	(0.1)	0.3	0.7	-	0.5
Underlying loss ratio	62.8	62.0	62.4	64.1	62.3	61.9	62.4	62.1
Expense ratio	24.7	24.1	23.8	24.2	25.4	25.5	24.4	25.5
Less: effect of amortization of purchased intangible assets	-	-	-	-	-	-	-	-
Expense ratio, excluding the effect of amortization of purchased intangible assets	24.7	24.1	23.8	24.2	25.4	25.5	24.4	25.5
Underlying combined ratio	87.5	86.1	86.2	88.3	87.7	87.4	86.8	87.6
Effect of catastrophe losses	12.9	11.2	4.9	3.6	10.7	4.1	12.1	7.4
Effect of prior year non-catastrophe reserve reestimates	(0.3)	0.3	(0.1)	(0.1)	0.3	0.7	-	0.5
Combined ratio	100.1	97.6	91.0	91.8	98.7	92.2	98.9	95.5
Effect of prior year reserve reestimates on combined ratio	-	0.2	(0.3)	(0.2)	0.4	0.7	0.1	0.5
Effect of advertising expenses on combined ratio	2.2	1.5	1.5	2.0	2.4	2.3	1.9	2.3

16

17 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2016 2016 2015 2015 2015 2015 2016 2015 New Issued Applications (in thousands) (2) Auto 582 584 562 790 818 792 1,166 1,610 Homeowners 193 164 174 218 212 177 357 389 Average Premium - Gross Written ($) (3) Auto (4) 516 507 502 494 488 484 511 486 Homeowners (5) 1,171 1,174 1,163 1,158 1,150 1,148 1,173 1,149 Average Premium - Net Earned ($) (6) Auto 471 461 456 452 450 444 466 447 Homeowners 1,090 1,082 1,078 1,074 1,066 1,060 1,086 1,063 Renewal Ratio (%) (7) Auto 88.0 88.0 88.2 88.6 88.9 88.8 88.0 88.8 Homeowners 87.8 88.1 88.5 88.7 88.4 88.4 88.0 88.4 Auto Claim Frequency (8) (% change year-over-year) Bodily Injury Gross 2.8 1.1 3.9 6.4 6.8 6.8 2.0 6.8 Bodily Injury Paid 1.5 5.9 - 3.5 6.0 2.3 3.6 4.2 Property Damage Gross (9) 5.6 2.1 7.5 8.9 6.9 2.1 3.8 4.4 Property Damage Paid (0.1) 2.4 3.7 4.7 4.2 2.5 1.1 3.4 Auto Paid Claim Severity (10) (% change year-over-year) Bodily injury (2.3) (5.5) (7.0) (2.9) 0.6 3.9 (3.9) 2.2 Property damage 5.3 7.5 4.0 5.4 3.7 4.8 6.3 4.2 Homeowners Excluding Catastrophe Losses (% change year-over-year) Gross Claim frequency (8) (12.5) (7.7) 0.9 (1.9) 0.4 (7.9) (10.2) (3.7) Paid Claim frequency (8) (14.3) (2.0) (2.1) (3.7) (0.9) (7.0) (8.6) (3.8) Paid Claim severity 4.7 (2.7) 2.6 4.5 3.6 6.6 1.4 5.0 (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners. The percent change in paid or gross frequency is calculated as the increase or decrease in the paid or gross frequency amount in the current period compared to the same period in the prior year; divided by the prior year paid or gross frequency amount. The paid frequency amount is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. The gross frequency amount is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Frequency statistics exclude counts associated with catastrophe events. A decision to more completely capture information on claims involving a vehicle collision with non-vehicle property gave rise to an increase in the number of counted claims, however, experience indicates that for these types of claims, payments are not always required to be made. Accordingly, claims closed without payment also increased. This change introduced in the third quarter of 2015, resulted in a steady increase in notice counts as the change was more broadly adopted. Quarterly increases (decreases) in property damage gross claim frequency consistently measured were 3.0%, (0.8)%, 5.5% and 7.4% in the three months ended June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively. Auto underwriting results for 2016 and 2015 were not impacted. Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The rate of change in paid severity is the year over year percent increase or decrease in paid claim severity for the period. Statistics presented for Allstate brand exclude excess and surplus lines. New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed on a policy, which in 2015 was either four or ten depending on the state. In 2016, all states allow ten automobiles on a policy. Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. Fluctuation in the Canadian exchange rate has reduced the auto average premium written growth rate in the second quarter and first six months of 2016 by 0.2 points and 0.3 points, respectively. Fluctuation in the Canadian exchange rate has reduced the homeowner premiums written growth rate in both the second quarter and first six months of 2016 by 0.2 points, respectively. THE ALLSTATE CORPORATION ALLSTATE BRAND STATISTICS (1) Six months endedThree months ended

18 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Change in auto claim frequency (2) (% change in frequency rate year over year) % Change in gross claim frequency 2.1% -3.2% -4.4% -4.1% -2.9% 1.2% -1.8% -3.1% -2.4% -1.1% 0.8% -1.7% -0.3% -2.8% -1.3% 4.0% 6.8% 6.8% 6.4% 3.9% 1.1% 2.8% % Change in paid claim frequency 4.5% 1.5% -0.9% -2.4% -0.2% 1.1% -1.0% 0.7% -2.3% -2.7% -2.1% -4.7% -4.7% -3.8% 0.2% 4.7% 2.3% 6.0% 3.5% 0.0% 5.9% 1.5% (1) Frequency statistics exclude counts associated with catastrophe events. (2) The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the amount of prior year paid or gross claim frequency. The paid claim frequency amount is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. The gross claim frequency amount is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO CLAIM FREQUENCY ANALYSIS (1) BODILY INJURY % CHANGE IN GROSS AND PAID CLAIM FREQUENCY RATE 2011 2012 2013 2014 2015 2016 -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2011 2012 2013 2014 2015 2016 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto bodily injury frequency % change in gross claim frequency % change in paid claim frequency

19 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Change in auto claim frequency (2) (% change in frequency rate year over year) % Change in gross claim frequency (3) 0.6% -4.4% -3.3% -3.1% -4.8% 0.7% -1.8% -4.3% -0.7% -0.3% 0.6% 1.4% 5.1% -2.4% -1.0% 0.5% 2.1% 6.9% 8.9% 7.5% 2.1% 5.6% % Change in paid claim frequency 0.4% -2.9% -4.3% -2.4% -4.3% -0.3% -3.4% -4.1% -4.5% 0.5% 3.7% 0.8% 2.9% -0.4% 0.4% 2.5% 2.5% 4.2% 4.7% 3.7% 2.4% -0.1% (1) Frequency statistics exclude counts associated with catastrophe events. (2) (3) The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the amount of prior year paid or gross claim frequency. The paid claim frequency amount is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. The gross claim frequency amount is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. A decision to more completely capture information on claims involving a vehicle collision with non-vehicle property gave rise to an increase in the number of counted claims; however, experience indicates that for these types of claims, payments are not always required to be made. Accordingly, claims closed without payment also increased. This change introduced in the third quarter of 2015, resulted in a steady increase in notice counts as the change was more broadly adopted. Quarterly increases (decreases) in property damage gross claim frequency consistently measured were 3.0%, (0.8)%, 5.5% and 7.4% in the three months ended June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively. Auto underwriting results for 2016 and 2015 were not impacted. THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO CLAIM FREQUENCY ANALYSIS (1) PROPERTY DAMAGE % CHANGE IN GROSS AND PAID CLAIM FREQUENCY 2011 2012 2013 2014 2015 2016 -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2011 2012 2013 2014 2015 2016 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto property damage frequency % change in gross claim frequency % change in paid claim frequency

20 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q2 2016 (% change in frequency rate year over year) % Change in gross claim frequency (2) (3) -2.7% -1.3% 1.7% -0.9% -1.3% -5.2% -6.3% -1.8% -2.0% -2.9% 2.9% -6.7% 5.7% 1.4% -2.6% -2.6% 0.3% 0.5% 6.3% 3.4% % Change in gross claim frequency indexed to 1996 (4) 97.3% 96.0% 97.7% 96.8% 95.5% 90.6% 84.9% 83.3% 81.7% 79.3% 81.6% 76.1% 80.5% 81.6% 79.5% 77.4% 77.6% 78.0% 82.9% 85.8% % Change in paid claim frequency (2) -2.1% -1.5% 2.9% -2.7% 0.3% -1.8% -3.2% -2.6% -2.6% -2.4% 0.8% -3.6% 6.1% 0.7% -2.3% -3.1% 0.1% 1.3% 3.8% -0.6% % Change in paid claim frequency indexed to 1996 (4) 97.9% 96.4% 99.2% 96.5% 96.8% 95.1% 92.1% 89.7% 87.3% 85.2% 85.9% 82.8% 87.9% 88.5% 86.5% 83.8% 83.9% 84.9% 88.2% 87.6% (1) Frequency statistics exclude counts associated with catastrophe events. (2) (3) (4) The percent change in gross or paid claim frequency indexed to 1996 equals the current year percent change plus 100%, times the prior year indexed amount beginning with 100% in 1996. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the amount of prior year paid or gross claim frequency. The paid claim frequency amount is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. The gross claim frequency amount is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. The Q2 2016 amounts are calculated using the amounts for the three months ended June 30, 2016 and the twelve months ended December 31, 2015. A decision to more completely capture information on claims involving a vehicle collision with non-vehicle property gave rise to an increase in the number of counted claims; however, experience indicates that for these types of claims, payments are not always required to be made. Accordingly, claims closed without payment also increased. This change introduced in the third quarter of 2015, resulted in a steady increase in notice counts as the change was more broadly adopted. Full year increases in property damage gross claim frequency and indexed amounts consistently measured were 1.7% and 83.6% in the three months ended June 30, 2016 compared to 12 months ended December 31, 2015 and 5.4% and 82.2% for the 12 months ended December 31, 2015, respectively. Auto underwriting results for 2016 and 2015 were not impacted. THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO CLAIM FREQUENCY ANALYSIS (1) PROPERTY DAMAGE % CHANGE IN GROSS AND PAID CLAIM FREQUENCY AND INDEXED TO 1996 70.0% 75.0% 80.0% 85.0% 90.0% 95.0% 100.0% 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q2 2016 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto property damage frequency % Change in gross claim frequency indexed to 1996 % Change in paid claim frequency indexed to 1996

THE ALLSTATE CORPORATION
ESURANCE PROFITABILITY MEASURES AND STATISTICS
($ in millions)

	Three months ended						Six months ended	
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	June 30, 2016	June 30, 2015
Net premiums written	$ 392	$ 452	$ 378	$ 423	$ 371	$ 441	$ 844	$ 812
Net premiums earned								
Auto	$ 403	$ 394	$ 391	$ 392	$ 397	$ 382	$ 797	$ 779
Homeowners	10	8	7	5	4	3	18	7
Other personal lines	2	2	2	2	1	2	4	3
Total	415	404	400	399	402	387	819	789
Incurred losses								
Auto	$ 308	$ 289	$ 294	$ 285	$ 300	$ 297	$ 597	$ 597
Homeowners	10	4	4	4	3	1	14	4
Other personal lines	1	1	1	1	1	1	2	2
Total	319	294	299	290	304	299	613	603
Expenses								
Auto	$ 107	$ 123	$ 119	$ 125	$ 132	$ 155	$ 230	$ 287
Homeowners	25	11	9	10	7	-	36	7
Other personal lines	1	1	1	-	-	2	2	2
Total	133	135	129	135	139	157	268	296
Underwriting income (loss)								
Auto	$ (12)	$ (18)	$ (22)	$ (18)	$ (35)	$ (70)	$ (30)	$ (105)
Homeowners	(25)	(7)	(6)	(9)	(6)	2	(32)	(4)
Other personal lines	-	-	-	1	-	(1)	-	(1)
Total	(37)	(25)	(28)	(26)	(41)	(69)	(62)	(110)
Loss ratio	76.9	72.8	74.8	72.7	75.6	77.2	74.9	76.4
Expense ratio	32.0	33.4	32.2	33.8	34.6	40.6	32.7	37.5
Combined ratio	108.9	106.2	107.0	106.5	110.2	117.8	107.6	113.9
Loss ratio	76.9	72.8	74.8	72.7	75.6	77.2	74.9	76.4
Less: effect of catastrophe losses	3.4	0.7	0.8	0.8	2.0	-	2.1	1.0
effect of prior year non-catastrophe reserve reestimates	(1.0)	(1.0)	(1.3)	(1.6)	(0.7)	(1.0)	(1.0)	(0.9)
Underlying loss ratio	74.5	73.1	75.3	73.5	74.3	78.2	73.8	76.3
Expense ratio	32.0	33.4	32.2	33.8	34.6	40.6	32.7	37.5
Less: effect of amortization of purchased intangible assets	1.7	1.5	2.2	2.0	2.2	2.3	1.6	2.3
Expense ratio, excluding the effect of amortization of purchased intangible assets	30.3	31.9	30.0	31.8	32.4	38.3	31.1	35.2
Underlying combined ratio	104.8	105.0	105.3	105.3	106.7	116.5	104.9	111.5
Effect of catastrophe losses	3.4	0.7	0.8	0.8	2.0	-	2.1	1.0
Effect of prior year non-catastrophe reserve reestimates	(1.0)	(1.0)	(1.3)	(1.6)	(0.7)	(1.0)	(1.0)	(0.9)
Effect of amortization of purchased intangible assets	1.7	1.5	2.2	2.0	2.2	2.3	1.6	2.3
Combined ratio	108.9	106.2	107.0	106.5	110.2	117.8	107.6	113.9
Effect of prior year reserve reestimates on combined ratio	(1.0)	(1.0)	(1.3)	(1.3)	(0.7)	(1.0)	(1.0)	(0.9)
Effect of advertising expenses on combined ratio	12.2	11.6	9.8	11.0	12.4	17.3	12.0	14.8
Policies in Force (in thousands)								
Auto	1,409	1,428	1,415	1,433	1,458	1,470	1,409	1,458
Homeowners	44	37	32	26	20	15	44	20
Other personal lines	47	46	44	44	44	42	47	44
	1,500	1,511	1,491	1,503	1,522	1,527	1,500	1,522
New Issued Applications (in thousands)								
Auto	141	168	139	145	148	195	309	343
Homeowners	11	7	7	8	7	6	18	13
Other personal lines	8	10	7	9	10	12	18	22
	160	185	153	162	165	213	345	378
Average Premium - Gross Written ($)								
Auto	538	547	526	513	506	520	543	514
Homeowners	855	891	821	838	814	849	870	832
Renewal Ratio (%)								
Auto	80.0	79.6	78.8	78.7	80.4	79.9	79.8	80.1

21

22 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2016 2016 2015 2015 2015 2015 2016 2015 Net premiums written $ 315 $ 263 $ 293 $ 331 $ 338 $ 282 $ 578 $ 620 Net premiums earned Auto $ 158 $ 159 $ 162 $ 165 $ 165 $ 165 $ 317 $ 330 Homeowners 121 124 124 127 126 127 245 253 Other personal lines 25 26 27 27 27 27 51 54 Total 304 309 313 319 318 319 613 637 Incurred losses Auto $ 130 $ 123 $ 126 $ 135 $ 129 $ 116 $ 253 $ 245 Homeowners 85 85 61 75 117 74 170 191 Other personal lines 16 31 27 23 27 23 47 50 Total 231 239 214 233 273 213 470 486 Expenses Auto $ 45 $ 45 $ 44 $ 46 $ 50 $ 47 $ 90 $ 97 Homeowners 36 36 34 36 38 37 72 75 Other personal lines 7 7 7 8 7 8 14 15 Total 88 88 85 90 95 92 176 187 Underwriting income (loss) Auto $ (17) $ (9) $ (8) $ (16) $ (14) $ 2 $ (26) $ (12) Homeowners - 3 29 16 (29) 16 3 (13) Other personal lines 2 (12) (7) (4) (7) (4) (10) (11) Total (15) (18) 14 (4) (50) 14 (33) (36) Loss ratio 76.0 77.3 68.4 73.1 85.8 66.8 76.7 76.3 Expense ratio 28.9 28.5 27.1 28.2 29.9 28.8 28.7 29.4 Combined ratio 104.9 105.8 95.5 101.3 115.7 95.6 105.4 105.7 Loss ratio 76.0 77.3 68.4 73.1 85.8 66.8 76.7 76.3 Less: effect of catastrophe losses 11.2 13.3 4.8 5.3 18.6 6.3 12.3 12.4 effect of prior year non-catastrophe reserve reestimates 0.9 4.2 (1.6) 5.1 0.6 (1.3) 2.6 (0.3) Underlying loss ratio 63.9 59.8 65.2 62.7 66.6 61.8 61.8 64.2 Expense ratio 28.9 28.5 27.1 28.2 29.9 28.8 28.7 29.4 Less: effect of amortization of purchased intangible assets - - - - - - - - Expense ratio, excluding the effect of amortization of purchased intangible assets 28.9 28.5 27.1 28.2 29.9 28.8 28.7 29.4 Underlying combined ratio 92.8 88.3 92.3 90.9 96.5 90.6 90.5 93.6 Effect of catastrophe losses 11.2 13.3 4.8 5.3 18.6 6.3 12.3 12.4 Effect of prior year non-catastrophe reserve reestimates 0.9 4.2 (1.6) 5.1 0.6 (1.3) 2.6 (0.3) Combined ratio 104.9 105.8 95.5 101.3 115.7 95.6 105.4 105.7 Effect of prior year reserve reestimates on combined ratio 0.3 4.5 (1.9) 5.4 0.9 (2.2) 2.4 (0.6) Effect of advertising expenses on combined ratio 0.3 - - 0.3 0.6 0.6 0.2 0.6 Policies in Force (in thousands) Auto 676 701 723 746 767 778 676 767 Homeowners 318 329 338 347 355 361 318 355 Other personal lines 105 108 111 114 118 120 105 118 1,099 1,138 1,172 1,207 1,240 1,259 1,099 1,240 New Issued Applications (in thousands) Auto 15 15 16 20 23 23 30 46 Homeowners 9 9 10 12 14 12 18 26 Average Premium - Gross Written ($) Auto 988 981 981 963 925 913 985 919 Homeowners 1,629 1,618 1,587 1,583 1,532 1,519 1,624 1,526 Renewal Ratio (%) Auto 75.5 76.1 76.1 76.7 78.0 78.5 75.8 78.2 Homeowners 79.9 81.5 81.3 82.5 83.2 83.2 80.6 83.2 THE ALLSTATE CORPORATION ENCOMPASS BRAND PROFITABILITY MEASURES AND STATISTICS ($ in millions) Three months ended Six months ended

THE ALLSTATE CORPORATION
AUTO PROFITABILITY MEASURES

($ in millions)	Three months ended June 30, 2016	Three months ended March 31, 2016	Three months ended Dec. 31, 2015	Three months ended Sept. 30, 2015	Three months ended June 30, 2015	Three months ended March 31, 2015	Six months ended June 30, 2016	Six months ended June 30, 2015
Net premiums written								
Allstate brand	$ 4,767	$ 4,746	$ 4,576	$ 4,746	$ 4,588	$ 4,535	$ 9,513	$ 9,123
Esurance brand	376	439	368	411	363	434	815	797
Encompass brand	162	138	152	169	173	147	300	320
	5,305	5,323	5,096	5,326	5,124	5,116	10,628	10,240
Net premiums earned								
Allstate brand	$ 4,745	$ 4,667	$ 4,638	$ 4,597	$ 4,524	$ 4,432	$ 9,412	$ 8,956
Esurance brand	403	394	391	392	397	382	797	779
Encompass brand	158	159	162	165	165	165	317	330
	5,306	5,220	5,191	5,154	5,086	4,979	10,526	10,065
Incurred losses								
Allstate brand	$ 3,634	$ 3,519	$ 3,495	$ 3,455	$ 3,431	$ 3,175	$ 7,153	$ 6,606
Esurance brand	308	289	294	285	300	297	597	597
Encompass brand	130	123	126	135	129	116	253	245
	4,072	3,931	3,915	3,875	3,860	3,588	8,003	7,448
Expenses								
Allstate brand	$ 1,168	$ 1,103	$ 1,077	$ 1,086	$ 1,155	$ 1,113	$ 2,271	$ 2,268
Esurance brand	107	123	119	125	132	155	230	287
Encompass brand	45	45	44	46	50	47	90	97
	1,320	1,271	1,240	1,257	1,337	1,315	2,591	2,652
Underwriting income (loss)								
Allstate brand	$ (57)	$ 45	$ 66	$ 56	$ (62)	$ 144	$ (12)	$ 82
Esurance brand	(12)	(18)	(22)	(18)	(35)	(70)	(30)	(105)
Encompass brand	(17)	(9)	(8)	(16)	(14)	2	(26)	(12)
	(86)	18	36	22	(111)	76	(68)	(35)
Loss ratio								
Allstate brand	76.6	75.4	75.4	75.2	75.9	71.7	76.0	73.8
Esurance brand	76.4	73.4	75.2	72.7	75.6	77.7	74.9	76.6
Encompass brand	82.3	77.4	77.8	81.8	78.2	70.3	79.8	74.2
Allstate Protection	76.7	75.3	75.4	75.2	75.9	72.1	76.0	74.0
Expense ratio								
Allstate brand	24.6	23.6	23.2	23.6	25.5	25.1	24.1	25.3
Esurance brand	26.6	31.2	30.4	31.9	33.2	40.6	28.9	36.9
Encompass brand	28.5	28.3	27.1	27.9	30.3	28.5	28.4	29.4
Allstate Protection	24.9	24.4	23.9	24.4	26.3	26.4	24.6	26.3
Combined ratio								
Allstate brand	101.2	99.0	98.6	98.8	101.4	96.8	100.1	99.1
Esurance brand	103.0	104.6	105.6	104.6	108.8	118.3	103.8	113.5
Encompass brand	110.8	105.7	104.9	109.7	108.5	98.8	108.2	103.6
Allstate Protection	101.6	99.7	99.3	99.6	102.2	98.5	100.6	100.3
Effect of catastrophe losses on combined ratio								
Allstate brand	4.1	2.9	1.1	0.5	3.2	0.3	3.5	1.7
Esurance brand	2.2	0.5	0.5	0.5	1.8	-	1.4	0.9
Encompass brand	1.9	1.3	0.6	0.6	3.0	-	1.6	1.5
Allstate Protection	3.9	2.7	1.0	0.5	3.1	0.3	3.3	1.7
Effect of prior year reserve reestimates on combined ratio								
Allstate brand	(0.8)	0.1	(0.3)	0.1	0.4	0.8	(0.3)	0.6
Esurance brand	(1.0)	(1.0)	(1.3)	(1.3)	(0.8)	(1.0)	(1.0)	(0.9)
Encompass brand	3.2	1.3	(0.6)	7.9	(1.2)	(4.8)	2.2	(3.0)
Allstate Protection	(0.7)	0.1	(0.4)	0.3	0.2	0.5	(0.3)	0.3
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio								
Allstate brand	(0.1)	(0.1)	(0.2)	(0.1)	-	(0.1)	-	(0.1)
Esurance brand	-	-	-	0.2	-	-	-	-
Encompass brand	(0.6)	-	-	-	-	(0.6)	(0.3)	(0.3)
Allstate Protection	(0.1)	(0.1)	(0.2)	-	(0.1)	-	-	-
Effect of amortization of purchased intangible assets on combined ratio								
Esurance brand	1.8	1.5	2.3	2.0	2.3	2.3	1.6	2.3
Allstate Protection	0.1	0.1	0.2	0.2	0.1	0.2	0.1	-

23

THE ALLSTATE CORPORATION
HOMEOWNERS PROFITABILITY MEASURES

($ in millions)	Three months ended						Six months ended	
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	June 30, 2016	June 30, 2015
Net premiums written								
Allstate brand	$ 1,831	$ 1,392	$ 1,634	$ 1,879	$ 1,819	$ 1,379	$ 3,223	$ 3,198
Esurance brand	14	11	9	9	7	5	25	12
Encompass brand	126	104	116	134	136	111	230	247
	1,971	1,507	1,759	2,022	1,962	1,495	3,478	3,457
Net premiums earned								
Allstate brand	$ 1,684	$ 1,678	$ 1,674	$ 1,663	$ 1,645	$ 1,631	$ 3,362	$ 3,276
Esurance brand	10	8	7	5	4	3	18	7
Encompass brand	121	124	124	127	126	127	245	253
	1,815	1,810	1,805	1,795	1,775	1,761	3,625	3,536
Incurred losses								
Allstate brand	$ 1,260	$ 1,190	$ 816	$ 820	$ 1,147	$ 894	$ 2,450	$ 2,041
Esurance brand	10	4	4	4	3	1	14	4
Encompass brand	85	85	61	75	117	74	170	191
	1,355	1,279	881	899	1,267	969	2,634	2,236
Expenses								
Allstate brand	$ 373	$ 377	$ 372	$ 385	$ 372	$ 389	$ 750	$ 761
Esurance brand	25	11	9	10	7	-	36	7
Encompass brand	36	36	34	36	38	37	72	75
	434	424	415	431	417	426	858	843
Underwriting income (loss)								
Allstate brand	$ 51	$ 111	$ 486	$ 458	$ 126	$ 348	$ 162	$ 474
Esurance brand	(25)	(7)	(6)	(9)	(6)	2	(32)	(4)
Encompass brand	-	3	29	16	(29)	16	3	(13)
	26	107	509	465	91	366	133	457
Loss ratio								
Allstate brand	74.8	70.9	48.8	49.3	69.7	54.8	72.9	62.3
Esurance brand	100.0	50.0	57.1	80.0	75.0	33.3	77.8	57.1
Encompass brand	70.2	68.6	49.2	59.1	92.8	58.3	69.4	75.5
Allstate Protection	74.7	70.7	48.8	50.1	71.4	55.0	72.6	63.2
Expense ratio								
Allstate brand	22.2	22.5	22.2	23.2	22.6	23.9	22.3	23.2
Esurance brand	250.0	137.5	128.6	200.0	175.0	-	200.0	100.0
Encompass brand	29.8	29.0	27.4	28.3	30.2	29.1	29.4	29.6
Allstate Protection	23.9	23.4	23.0	24.0	23.5	24.2	23.7	23.9
Combined ratio								
Allstate brand	97.0	93.4	71.0	72.5	92.3	78.7	95.2	85.5
Esurance brand	350.0	187.5	185.7	280.0	250.0	33.3	277.8	157.1
Encompass brand	100.0	97.6	76.6	87.4	123.0	87.4	98.8	105.1
Allstate Protection	98.6	94.1	71.8	74.1	94.9	79.2	96.3	87.1
Effect of catastrophe losses on combined ratio								
Allstate brand	38.3	34.2	15.0	12.4	32.1	13.9	36.2	23.0
Esurance brand	50.0	12.5	14.3	20.0	25.0	-	33.4	14.2
Encompass brand	24.0	30.7	9.7	11.8	41.3	14.2	27.4	27.7
Allstate Protection	37.4	33.9	14.6	12.4	32.7	13.9	35.6	23.4
Effect of prior year reserve reestimates on combined ratio								
Allstate brand	1.1	(0.5)	(0.5)	(0.9)	-	0.2	0.3	0.1
Esurance brand	-	-	-	-	-	-	-	-
Encompass brand	-	0.8	(4.9)	-	2.3	(1.6)	0.4	0.4
Allstate Protection	1.0	(0.4)	(0.8)	(0.8)	0.2	0.1	0.3	0.1
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio								
Allstate brand	1.0	(0.3)	(0.5)	(0.1)	0.5	(0.1)	0.3	0.2
Esurance brand	-	-	-	-	-	-	-	-
Encompass brand	(0.8)	1.6	(0.8)	1.6	-	(1.6)	0.4	(0.7)
Allstate Protection	0.8	(0.2)	(0.5)	0.1	0.4	(0.1)	0.3	0.1

24

THE ALLSTATE CORPORATION
OTHER PERSONAL LINES PROFITABILITY MEASURES [(1)]

($ in millions)	Three months ended June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Six months ended June 30, 2016	Six months ended June 30, 2015
Net premiums written								
Allstate brand	$ 428	$ 353	$ 376	$ 429	$ 424	$ 357	$ 781	$ 781
Esurance brand	2	2	1	3	1	2	4	3
Encompass brand	27	21	25	28	29	24	48	53
	457	376	402	460	454	383	833	837
Net premiums earned								
Allstate brand	$ 397	$ 393	$ 395	$ 396	$ 395	$ 391	$ 790	$ 786
Esurance brand	2	2	2	2	1	2	4	3
Encompass brand	25	26	27	27	27	27	51	54
	424	421	424	425	423	420	845	843
Incurred losses								
Allstate brand	$ 256	$ 261	$ 216	$ 241	$ 259	$ 244	$ 517	$ 503
Esurance brand	1	1	1	1	1	1	2	2
Encompass brand	16	31	27	23	27	23	47	50
	273	293	244	265	287	268	566	555
Expenses								
Allstate brand	$ 106	$ 103	$ 101	$ 109	$ 105	$ 105	$ 209	$ 210
Esurance brand	1	1	1	-	-	2	2	2
Encompass brand	7	7	7	8	7	8	14	15
	114	111	109	117	112	115	225	227
Underwriting income (loss)								
Allstate brand	$ 35	$ 29	$ 78	$ 46	$ 31	$ 42	$ 64	$ 73
Esurance brand	-	-	-	1	-	(1)	-	(1)
Encompass brand	2	(12)	(7)	(4)	(7)	(4)	(10)	(11)
	37	17	71	43	24	37	54	61
Loss ratio								
Allstate brand	64.5	66.4	54.7	60.9	65.6	62.4	65.4	64.0
Esurance brand	50.0	50.0	50.0	50.0	100.0	50.0	50.0	66.7
Encompass brand	64.0	119.3	100.0	85.2	100.0	85.2	92.2	92.6
Allstate Protection	64.4	69.6	57.6	62.4	67.8	63.8	67.0	65.9
Expense ratio								
Allstate brand	26.7	26.2	25.6	27.5	26.6	26.9	26.5	26.7
Esurance brand	50.0	50.0	50.0	-	-	100.0	50.0	66.6
Encompass brand	28.0	26.9	25.9	29.6	25.9	29.6	27.4	27.8
Allstate Protection	26.9	26.4	25.7	27.5	26.5	27.4	26.6	26.9
Combined ratio								
Allstate brand	91.2	92.6	80.3	88.4	92.2	89.3	91.9	90.7
Esurance brand	100.0	100.0	100.0	50.0	100.0	150.0	100.0	133.3
Encompass brand	92.0	146.2	125.9	114.8	125.9	114.8	119.6	120.4
Allstate Protection	91.3	96.0	83.3	89.9	94.3	91.2	93.6	92.8
Effect of catastrophe losses on combined ratio								
Allstate brand	15.6	16.0	8.4	4.5	11.9	7.4	15.8	9.7
Esurance brand	-	-	-	-	-	-	-	-
Encompass brand	8.0	3.8	7.4	3.7	7.4	7.4	5.9	7.4
Allstate Protection	15.1	15.2	8.3	4.5	11.6	7.4	15.1	9.5
Effect of prior year reserve reestimates on combined ratio								
Allstate brand	(1.7)	(1.5)	(0.3)	1.8	1.1	(0.5)	(1.6)	0.2
Esurance brand	-	-	-	-	-	-	-	-
Encompass brand	(16.0)	42.3	3.7	14.8	7.4	11.1	13.7	9.3
Allstate Protection	(2.6)	1.2	-	2.6	1.4	0.2	(0.7)	0.9
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio								
Allstate brand	-	-	(0.3)	-	-	(0.3)	-	(0.1)
Esurance brand	-	-	-	-	-	-	-	-
Encompass brand	-	(3.9)	-	(3.7)	3.7	-	(2.0)	1.9
Allstate Protection	-	(0.3)	(0.2)	(0.2)	0.3	(0.3)	(0.1)	-

(1) Other personal lines include renter, condominium, landlord and other personal lines products.

25

26 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, ($ in millions) 2016 2016 2015 2015 2015 2015 2016 2015 Net premiums written $ 135 $ 126 $ 126 $ 124 $ 138 $ 128 $ 261 $ 266 Net premiums earned $ 127 $ 129 $ 129 $ 128 $ 128 $ 125 $ 256 $ 253 Incurred losses $ 135 $ 119 $ 100 $ 97 $ 105 $ 98 $ 254 $ 203 Expenses $ 35 $ 38 $ 36 $ 36 $ 40 $ 38 $ 73 $ 78 Underwriting loss $ (43) $ (28) $ (7) $ (5) $ (17) $ (11) $ (71) $ (28) Loss ratio 106.3 92.2 77.5 75.8 82.0 78.4 99.2 80.3 Expense ratio 27.6 29.5 27.9 28.1 31.3 30.4 28.5 30.8 Combined ratio 133.9 121.7 105.4 103.9 113.3 108.8 127.7 111.1 Effect of catastrophe losses on combined ratio 9.5 7.0 4.6 2.3 9.4 4.0 8.2 6.7 Effect of prior year reserve reestimates on combined ratio 18.1 15.5 - (9.3) 3.1 8.0 16.8 5.5 Effect of catastrophe losses included in prior year reserve reestimates on combined ratio 0.8 2.4 0.8 - 2.3 0.8 1.6 1.5 (1) Commercial lines are all Allstate Brand products. THE ALLSTATE CORPORATION COMMERCIAL LINES PROFITABILITY MEASURES (1) Six months endedThree months ended

27 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, ($ in millions) 2016 2016 2015 2015 2015 2015 2016 2015 Net premiums written $ 183 $ 183 $ 168 $ 205 $ 199 $ 184 $ 366 $ 383 Net premiums earned $ 142 $ 143 $ 135 $ 148 $ 137 $ 141 $ 285 $ 278 Incurred losses $ 64 $ 61 $ 57 $ 71 $ 66 $ 69 $ 125 $ 135 Expenses $ 74 $ 68 $ 72 $ 61 $ 63 $ 69 $ 142 $ 132 Underwriting income $ 4 $ 14 $ 6 $ 16 $ 8 $ 3 $ 18 $ 11 Loss ratio 45.1 42.7 42.2 48.0 48.2 49.0 43.9 48.5 Expense ratio 52.1 47.5 53.4 41.2 46.0 48.9 49.8 47.5 Combined ratio 97.2 90.2 95.6 89.2 94.2 97.9 93.7 96.0 Effect of catastrophe losses on combined ratio - - - - - - - - Effect of prior year reserve reestimates on combined ratio - - - 0.7 0.7 - - 0.3 Effect of catastrophe losses included in prior year reserve reestimates on combined ratio - - - - - - - - Effect of amortization of purchased intangible assets 0.7 0.7 0.8 0.7 0.8 0.7 0.7 0.7 (1) Other business lines include Allstate Roadside Services and Allstate Dealer Services. THE ALLSTATE CORPORATION OTHER BUSINESS LINES PROFITABILITY MEASURES (1) Six months endedThree months ended

THE ALLSTATE CORPORATION
AUTO, HOMEOWNERS AND OTHER PERSONAL LINES UNDERLYING COMBINED RATIOS

	Three months ended						Six months ended	
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	June 30, 2016	June 30, 2015
Auto								
Allstate brand underlying combined ratio	97.8	95.9	97.6	98.1	97.8	95.6	96.9	96.7
Effect of catastrophe losses on combined ratio	4.1	2.9	1.1	0.5	3.2	0.3	3.5	1.7
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(0.7)	0.2	(0.1)	0.2	0.4	0.9	(0.3)	0.7
Allstate brand combined ratio	101.2	99.0	98.6	98.8	101.4	96.8	100.1	99.1
Esurance brand underlying combined ratio	100.0	103.6	104.1	103.6	105.5	117.0	101.8	111.2
Effect of catastrophe losses on combined ratio	2.2	0.5	0.5	0.5	1.8	-	1.4	0.9
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(1.0)	(1.0)	(1.3)	(1.5)	(0.8)	(1.0)	(1.0)	(0.9)
Effect of amortization of purchased intangible assets on combined ratio	1.8	1.5	2.3	2.0	2.3	2.3	1.6	2.3
Esurance brand combined ratio	103.0	104.6	105.6	104.6	108.8	118.3	103.8	113.5
Encompass brand underlying combined ratio	105.1	103.1	104.9	101.2	106.7	103.0	104.1	104.8
Effect of catastrophe losses on combined ratio	1.9	1.3	0.6	0.6	3.0	-	1.6	1.5
Effect of prior year non-catastrophe reserve reestimates on combined ratio	3.8	1.3	(0.6)	7.9	(1.2)	(4.2)	2.5	(2.7)
Encompass brand combined ratio	110.8	105.7	104.9	109.7	108.5	98.8	108.2	103.6
Homeowners								
Allstate brand underlying combined ratio	58.6	59.4	56.0	60.9	60.7	64.5	59.0	62.6
Effect of catastrophe losses on combined ratio	38.3	34.2	15.0	12.4	32.1	13.9	36.2	23.0
Effect of prior year non-catastrophe reserve reestimates on combined ratio	0.1	(0.2)	-	(0.8)	(0.5)	0.3	-	(0.1)
Allstate brand combined ratio	97.0	93.4	71.0	72.5	92.3	78.7	95.2	85.5
Encompass brand underlying combined ratio	75.2	67.7	71.0	77.2	79.4	73.2	71.4	76.3
Effect of catastrophe losses on combined ratio	24.0	30.7	9.7	11.8	41.3	14.2	27.4	27.7
Effect of prior year non-catastrophe reserve reestimates on combined ratio	0.8	(0.8)	(4.1)	(1.6)	2.3	-	-	1.1
Encompass brand combined ratio	100.0	97.6	76.6	87.4	123.0	87.4	98.8	105.1
Other Personal Lines								
Allstate brand underlying combined ratio	77.3	78.1	71.9	82.1	79.2	82.1	77.7	80.7
Effect of catastrophe losses on combined ratio	15.6	16.0	8.4	4.5	11.9	7.4	15.8	9.7
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(1.7)	(1.5)	-	1.8	1.1	(0.2)	(1.6)	0.3
Allstate brand combined ratio	91.2	92.6	80.3	88.4	92.2	89.3	91.9	90.7
Encompass brand underlying combined ratio	100.0	96.2	114.8	92.6	114.8	96.3	98.0	105.6
Effect of catastrophe losses on combined ratio	8.0	3.8	7.4	3.7	7.4	7.4	5.9	7.4
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(16.0)	46.2	3.7	18.5	3.7	11.1	15.7	7.4
Encompass brand combined ratio	92.0	146.2	125.9	114.8	125.9	114.8	119.6	120.4

28

29 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2016 2015 2015 2015 2015 Auto Annualized average premium (1) $ 946 $ 927 $ 913 $ 903 $ 893 $ 885 Underlying combined ratios 97.8 95.9 97.6 98.1 97.8 95.6 Average underlying loss (incurred pure premium) and expense * $ 925 $ 889 $ 891 $ 886 $ 874 $ 846 Homeowners Annualized average premium (1) $ 1,098 $ 1,091 $ 1,085 $ 1,079 $ 1,071 $ 1,067 Underlying combined ratios 58.6 59.4 56.0 60.9 60.7 64.5 Average underlying loss (incurred pure premium) and expense $ 643 $ 648 $ 607 $ 657 $ 650 $ 688 (1) THE ALLSTATE CORPORATION Calculated by annualizing net earned premium reported in the quarter divided by policies in force at quarter end. ALLSTATE BRAND AUTO AND HOMEOWNERS UNDERLYING LOSS AND EXPENSE

THE ALLSTATE CORPORATION
HOMEOWNERS SUPPLEMENTAL INFORMATION
($ in millions)

Primary Exposure Groupings [1]	Six months ended June 30, 2016							
							Premium rate changes [3]	
	Earned premiums	Incurred losses	Loss ratios	Catastrophe losses	Effect of catastrophes on loss ratio	Number of catastrophes	Number of locations	Annual impact of rate changes on state specific premiums written
Florida	$ 51	$ 35	68.6%	$ 4	7.8%			
Other hurricane exposure states	1,941	1,635	84.2%	980	50.5%			
Total hurricane exposure states [2]	1,992	1,670	83.8%	984	49.4%		13	6.6%
Other catastrophe exposure states [4]	1,633	964	59.0%	307	18.8%		18	-3.0%
Total	$ 3,625	$ 2,634	72.6%	$ 1,291	35.6%	40	31	1.7%

(1) **Basis of Presentation**
This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines). Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other). Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes. A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million and involves multiple first party policyholders, or a winter weather event that produces a number of claims in excess of a preset, per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2) Hurricane exposure states include the following coastal locations: Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3) Represents the impact in the locations where rate changes were approved during the year as a percentage of total prior year-end premiums written in those locations.

(4) Includes Canada.

30

31 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2016 2016 2015 2015 2015 2015 2016 2015 Allstate brand Auto $ 195 $ 137 $ 50 $ 22 $ 143 $ 13 $ 332 $ 156 Homeowners 644 574 251 207 528 227 1,218 755 Other personal lines 62 63 33 18 47 29 125 76 Commercial lines 12 9 6 3 12 5 21 17 Other business lines - - - - - - - - Total 913 783 340 250 730 274 1,696 1,004 Esurance brand Auto 9 2 2 2 7 - 11 7 Homeowners 5 1 1 1 1 - 6 1 Other personal lines - - - - - - - - Total 14 3 3 3 8 - 17 8 Encompass brand Auto 3 2 1 1 5 - 5 5 Homeowners 29 38 12 15 52 18 67 70 Other personal lines 2 1 2 1 2 2 3 4 Total 34 41 15 17 59 20 75 79 Allstate Protection $ 961 $ 827 $ 358 $ 270 $ 797 $ 294 $ 1,788 $ 1,091 Allstate Protection Auto $ 207 $ 141 $ 53 $ 25 $ 155 $ 13 $ 348 $ 168 Homeowners 678 613 264 223 581 245 1,291 826 Other personal lines 64 64 35 19 49 31 128 80 Commercial lines 12 9 6 3 12 5 21 17 Other business lines - - - - - - - - $ 961 $ 827 $ 358 $ 270 $ 797 $ 294 $ 1,788 $ 1,091 THE ALLSTATE CORPORATION CATASTROPHE LOSSES BY BRAND ($ in millions) Six months endedThree months ended

32 Premiums Total Total Effect on the earned catastrophe catastrophe Property-Liability Quarter 1 Quarter 2 Quarter 3 Quarter 4 Year year-to-date losses by year losses by year combined ratio 2007 2.4 6.3 5.0 7.0 5.2 $ 27,233 $ 1,409 $ 1,336 4.9 2008 8.4 10.3 26.8 3.9 12.4 26,967 3,342 1,876 7.0 2009 7.8 12.5 6.2 5.0 7.9 26,194 2,069 2,159 8.2 2010 10.0 9.8 5.9 8.3 8.5 25,957 2,207 2,272 8.8 2011 5.2 36.2 16.7 1.0 14.7 25,942 3,815 3,298 12.7 2012 3.9 12.3 3.1 15.7 8.8 26,737 2,345 1,324 5.0 2013 5.3 9.4 1.8 1.7 4.5 27,618 1,251 1,352 4.9 2014 6.3 13.0 7.1 1.3 6.9 28,929 1,993 2,000 6.9 2015 4.0 10.6 3.5 4.7 5.7 30,309 1,719 1,749 5.8 2016 10.7 12.3 11.5 15,537 1,788 1,789 11.5 Average 6.4 13.1 8.3 5.3 8.4 7.3 Effect of all catastrophe losses on the Property-Liability combined ratio catastrophe losses relating to Excludes the effect of THE ALLSTATE CORPORATION PROPERTY-LIABILITY EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO ($ in millions) earthquakes and hurricanes

33 Average Number Claims and Combined catastrophe Size of catastrophe of events claims expense ratio impact loss per event Greater than $250 million 1 4.4% $ 341 35.5% 4.4% $ 341 $101 million to $250 million - - - - - - $50 million to $100 million 3 13.0 207 21.5 2.6 69 Less than $50 million 19 82.6 458 47.6 5.9 24 Total 23 100.0% 1,006 104.6 12.9 44 Prior year reserve reestimates 13 1.4 0.2 Prior quarter reserve reestimates (58) (6.0) (0.8) Total catastrophe losses $ 961 100.0% 12.3 % Average Number Claims and Combined catastrophe Size of catastrophe of events claims expense ratio impact loss per event Greater than $250 million 2 5.0% $ 638 35.7% 4.1% $ 319 $101 million to $250 million 1 2.5 186 10.4 1.2 186 $50 million to $100 million 4 10.0 263 14.7 1.7 66 Less than $50 million 33 82.5 691 38.6 4.5 21 Total 40 100.0% 1,778 99.4 11.5 44 Prior year reserve reestimates 10 0.6 - Total catastrophe losses $ 1,788 100.0% 11.5 % Six months ended June 30, 2016 THE ALLSTATE CORPORATION CATASTROPHE BY SIZE OF EVENT ($ in millions) Three months ended June 30, 2016

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY
PRIOR YEAR RESERVE REESTIMATES
($ in millions)

	Three months ended						Six months ended	
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	June 30, 2016	June 30, 2015
Prior Year Reserve Reestimates [1]								
Auto	$ (36)	$ 5	$ (19)	$ 14	$ 11	$ 24	$ (31)	$ 35
Homeowners	19	(7)	(14)	(15)	4	1	12	5
Other personal lines	(11)	5	-	11	6	1	(6)	7
Commercial lines	23	20	-	(12)	4	10	43	14
Other business lines	-	-	-	1	1	-	-	1
Allstate Protection	(5)	23	(33)	(1)	26	36	18	62
Discontinued Lines and Coverages	2	1	2	48	2	1	3	3
Property-Liability	$ (3)	$ 24	$ (31)	$ 47	$ 28	$ 37	$ 21	$ 65
Allstate brand [2]	$ (2)	$ 13	$ (22)	$ (13)	$ 26	$ 47	$ 11	$ 73
Esurance brand [2]	(4)	(4)	(5)	(5)	(3)	(4)	(8)	(7)
Encompass brand [2]	1	14	(6)	17	3	(7)	15	(4)
Allstate Protection [2]	$ (5)	$ 23	$ (33)	$ (1)	$ 26	$ 36	$ 18	$ 62
Effect of Prior Year Reserve Reestimates on Combined Ratio [1][3]								
Auto	(0.5)	-	(0.2)	0.2	0.2	0.3	(0.2)	0.2
Homeowners	0.3	(0.1)	(0.2)	(0.2)	-	-	0.1	-
Other personal lines	(0.1)	-	-	0.1	0.1	-	(0.1)	0.1
Commercial lines	0.3	0.3	-	(0.1)	-	0.2	0.3	0.1
Other business lines	-	-	-	-	-	-	-	-
Allstate Protection	-	0.2	(0.4)	-	0.3	0.5	0.1	0.4
Discontinued Lines and Coverages	-	0.1	-	0.6	-	-	-	-
Property-Liability	-	0.3	(0.4)	0.6	0.3	0.5	0.1	0.4
Allstate brand [2]	-	0.1	(0.3)	(0.2)	0.3	0.6	0.1	0.5
Esurance brand [2]	-	(0.1)	-	-	-	-	(0.1)	(0.1)
Encompass brand [2]	-	0.2	(0.1)	0.2	-	(0.1)	0.1	-
Allstate Protection [2]	-	0.2	(0.4)	-	0.3	0.5	0.1	0.4

[1] Favorable reserve reestimates are shown in parentheses.
[2] Unfavorable (favorable) reserve reestimates included in catastrophe losses for Allstate brand, Esurance brand, Encompass brand and Allstate Protection totaled $15 million, $0 million, $(2) million, $13 million and $7 million, $0 million, $1 million and $8 million, respectively, in the three months ended June 30, 2016 and 2015, respectively. Unfavorable (favorable) reserve reestimates included in catastrophe losses for Allstate brand, Esurance brand, Encompass brand and Allstate Protection totaled $11 million, $0 million, $(1) million, $10 million and $5 million, $0 million, $(2) million and $3 million, respectively, in the six months ended June 30, 2016 and 2015, respectively.
[3] Calculated using Property-Liability premiums earned for the respective period.

34

35 June 30, March 31, 2016 2016 2015 2014 2013 2012 2011 (net of reinsurance) Asbestos claims Beginning reserves $ 907 $ 960 $ 1,014 $ 1,017 $ 1,026 $ 1,078 $ 1,100 Incurred claims and claims expense - - 39 87 74 26 26 Claims and claims expense paid (17) (53) (93) (90) (83) (78) (48) Ending reserves $ 890 $ 907 $ 960 $ 1,014 $ 1,017 $ 1,026 $ 1,078 Claims and claims expense paid as a percent of ending reserves 1.9% 5.8% 9.7% 8.9% 8.2% 7.6% 4.5% Environmental claims Beginning reserves $ 177 $ 179 $ 203 $ 208 $ 193 $ 185 $ 201 Incurred claims and claims expense - - 1 15 30 22 - Claims and claims expense paid (4) (2) (25) (20) (15) (14) (16) Ending reserves $ 173 $ 177 $ 179 $ 203 $ 208 $ 193 $ 185 Claims and claims expense paid as a percent of ending reserves 2.3% 1.1% 14.0% 9.9% 7.2% 7.3% 8.6% THE ALLSTATE CORPORATION ASBESTOS AND ENVIRONMENTAL RESERVES ($ in millions) Twelve months ended December 31,Three months ended

THE ALLSTATE CORPORATION
ALLSTATE PERSONAL LINES - AUTO, HOMEOWNERS, OTHER PERSONAL LINES AND COMMERCIAL LINES PROFITABILITY MEASURES [1]
($ in millions)

	Three months ended						Six months ended	
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	June 30, 2016	June 30, 2015
Net premiums written								
Auto	$ 4,767	$ 4,746	$ 4,576	$ 4,746	$ 4,588	$ 4,535	$ 9,513	$ 9,123
Homeowners	1,831	1,392	1,634	1,879	1,819	1,379	3,223	3,198
Landlord	133	122	137	143	138	128	255	266
Renter	75	67	65	84	73	67	142	140
Condominium	67	53	58	64	63	51	120	114
Other	153	111	116	138	150	111	264	261
Other personal lines	428	353	376	429	424	357	781	781
Commercial lines	135	126	126	124	138	128	261	266
Total	7,161	6,617	6,712	7,178	6,969	6,399	13,778	13,368
Net premiums earned								
Auto	$ 4,745	$ 4,667	$ 4,638	$ 4,597	$ 4,524	$ 4,432	$ 9,412	$ 8,956
Homeowners	1,684	1,678	1,674	1,663	1,645	1,631	3,362	3,276
Other personal lines	397	393	395	396	395	391	790	786
Commercial lines	127	129	129	128	128	125	256	253
Total	6,953	6,867	6,836	6,784	6,692	6,579	13,820	13,271
Incurred losses								
Auto	$ 3,634	$ 3,519	$ 3,495	$ 3,455	$ 3,431	$ 3,175	$ 7,153	$ 6,606
Homeowners	1,260	1,190	816	820	1,147	894	2,450	2,041
Other personal lines	256	261	216	241	259	244	517	503
Commercial lines	135	119	100	97	105	98	254	203
Total	5,285	5,089	4,627	4,613	4,942	4,411	10,374	9,353
Expenses								
Auto	$ 1,168	$ 1,103	$ 1,077	$ 1,086	$ 1,155	$ 1,113	$ 2,271	$ 2,268
Homeowners	373	377	372	385	372	389	750	761
Other personal lines	106	103	101	109	105	105	209	210
Commercial lines	35	38	36	36	40	38	73	78
Total	1,682	1,621	1,586	1,616	1,672	1,645	3,303	3,317
Underwriting income (loss)								
Auto	$ (57)	$ 45	$ 66	$ 56	$ (62)	$ 144	$ (12)	$ 82
Homeowners	51	111	486	458	126	348	162	474
Other personal lines	35	29	78	46	31	42	64	73
Commercial lines	(43)	(28)	(7)	(5)	(17)	(11)	(71)	(28)
Total	(14)	157	623	555	78	523	143	601
Loss ratio	76.0	74.1	67.7	68.0	73.8	67.1	75.1	70.5
Expense ratio	24.2	23.6	23.2	23.8	25.0	25.0	23.9	25.0
Combined ratio	100.2	97.7	90.9	91.8	98.8	92.1	99.0	95.5
Effect of catastrophe losses on combined ratio	13.1	11.4	5.0	3.7	10.9	4.2	12.3	7.6
Effect of prior year reserve reestimates on combined ratio	-	0.2	(0.3)	(0.2)	0.3	0.7	0.1	0.5
Underlying combined ratio	87.3	86.1	86.0	88.3	87.7	87.1	86.7	87.4
Effect of catastrophe losses	13.1	11.4	5.0	3.7	10.9	4.2	12.3	7.6
Effect of prior year non-catastrophe reserve reestimates	(0.2)	0.2	(0.1)	(0.2)	0.2	0.8	-	0.5
Combined ratio	100.2	97.7	90.9	91.8	98.8	92.1	99.0	95.5
Policies in Force (in thousands)								
Auto	20,061	20,145	20,326	20,367	20,258	20,036	20,061	20,258
Homeowners	6,135	6,152	6,174	6,163	6,141	6,114	6,135	6,141
Other personal lines	4,203	4,208	4,219	4,208	4,170	4,135	4,203	4,170
Commercial lines	308	318	324	328	330	326	308	330
Excess and surplus	23	24	25	26	26	27	23	26
Total	30,730	30,847	31,068	31,092	30,925	30,638	30,730	30,925

[1] Allstate Personal Lines comprise Allstate brand auto, homeowners, other personal lines and commercial lines. Allstate Protection segment comprises Allstate Personal Lines and Emerging Businesses.

36

THE ALLSTATE CORPORATION
EMERGING BUSINESSES - ESURANCE, ENCOMPASS, OTHER BUSINESS LINES AND ANSWER FINANCIAL PROFITABILITY MEASURES [1]
($ in millions)

	Three months ended						Six months ended	
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	June 30, 2016	June 30, 2015
Net premiums written								
Esurance	$ 392	$ 452	$ 378	$ 423	$ 371	$ 441	$ 844	$ 812
Encompass	315	263	293	331	338	282	578	620
Allstate Roadside Services	77	77	70	87	88	91	154	179
Allstate Dealer Services	106	106	98	118	111	93	212	204
Other business lines	183	183	168	205	199	184	366	383
Total	890	898	839	959	908	907	1,788	1,815
Net premiums earned								
Esurance	$ 415	$ 404	$ 400	$ 399	$ 402	$ 387	$ 819	$ 789
Encompass	304	309	313	319	318	319	613	637
Other business lines	142	143	135	148	137	141	285	278
Total	861	856	848	866	857	847	1,717	1,704
Incurred losses								
Esurance	$ 319	$ 294	$ 299	$ 290	$ 304	$ 299	$ 613	$ 603
Encompass	231	239	214	233	273	213	470	486
Other business lines	64	61	57	71	66	69	125	135
Total	614	594	570	594	643	581	1,208	1,224
Expenses								
Esurance	$ 133	$ 135	$ 129	$ 135	$ 139	$ 157	$ 268	$ 296
Encompass	88	88	85	90	95	92	176	187
Other business lines	74	68	72	61	63	69	142	132
Answer Financial	2	1	2	1	3	2	3	5
Total	297	292	288	287	300	320	589	620
Underwriting income (loss)								
Esurance	$ (37)	$ (25)	$ (28)	$ (26)	$ (41)	$ (69)	$ (62)	$ (110)
Encompass	(15)	(18)	14	(4)	(50)	14	(33)	(36)
Other business lines	4	14	6	16	8	3	18	11
Answer Financial	(2)	(1)	(2)	(1)	(3)	(2)	(3)	(5)
Total	(50)	(30)	(10)	(15)	(86)	(54)	(80)	(140)
Loss ratio	71.3	69.4	67.2	68.6	75.0	68.6	70.4	71.8
Expense ratio	34.5	34.1	34.0	33.1	35.0	37.8	34.3	36.4
Combined ratio	105.8	103.5	101.2	101.7	110.0	106.4	104.7	108.2
Effect of catastrophe losses on combined ratio	5.6	5.1	2.1	2.3	7.8	2.4	5.4	5.1
Effect of prior year reserve reestimates on combined ratio	(0.3)	1.2	(1.3)	1.5	0.1	(1.3)	0.4	(0.6)
Effect of amortization of purchased intangible assets	1.0	1.0	1.6	1.4	1.5	1.4	1.0	1.5
Underlying combined ratio	99.3	96.3	98.7	96.8	100.7	103.5	97.8	102.1
Effect of catastrophe losses	5.6	5.1	2.1	2.3	7.8	2.4	5.4	5.1
Effect of prior year non-catastrophe reserve reestimates	(0.1)	1.1	(1.2)	1.2	-	(0.9)	0.5	(0.5)
Effect of amortization of purchased intangible assets	1.0	1.0	1.6	1.4	1.5	1.4	1.0	1.5
Combined ratio	105.8	103.5	101.2	101.7	110.0	106.4	104.7	108.2
Policies in Force (in thousands)								
Esurance	1,500	1,511	1,491	1,503	1,522	1,527	1,500	1,522
Encompass	1,099	1,138	1,172	1,207	1,240	1,259	1,099	1,240
Other business lines	824	856	894	920	937	941	824	937
Total	3,423	3,505	3,557	3,630	3,699	3,727	3,423	3,699

(1) Emerging businesses include Esurance, Encompass, Allstate Roadside Services, Allstate Dealer Services, Ivantage and Answer Financial.

37

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL RESULTS
($ in millions)

	Three months ended						Six months ended	
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	June 30, 2016	June 30, 2015
Premiums	$ 353	$ 354	$ 339	$ 329	$ 326	$ 328	$ 707	$ 654
Contract charges	211	212	208	209	210	209	423	419
Net investment income	435	419	420	491	489	484	854	973
Contract benefits	(454)	(455)	(456)	(460)	(446)	(441)	(909)	(887)
Interest credited to contractholder funds	(179)	(184)	(186)	(191)	(191)	(192)	(363)	(383)
Amortization of deferred policy acquisition costs	(68)	(71)	(65)	(61)	(62)	(69)	(139)	(131)
Operating costs and expenses	(121)	(123)	(119)	(112)	(118)	(123)	(244)	(241)
Restructuring and related charges	(1)	-	3	(1)	(2)	-	(1)	(2)
Income tax expense on operations	(56)	(48)	(46)	(66)	(67)	(62)	(104)	(129)
Operating income	120	104	98	138	139	134	224	273
Realized capital gains and losses, after-tax	-	(32)	(62)	125	38	72	(32)	110
Valuation changes on embedded derivatives that are not hedged, after-tax	(4)	(4)	2	(2)	4	(5)	(8)	(1)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(1)	(1)	-	(1)	(2)	-	(2)	(2)
Gain (loss) on disposition of operations, after-tax	1	1	1	2	-	(1)	2	(1)
Change in accounting for investments in qualified affordable housing projects, after-tax	-	-	-	-	-	(17)	-	(17)
Net income applicable to common shareholders	$ 116	$ 68	$ 39	$ 262	$ 179	$ 183	$ 184	$ 362

38

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL
RETURN ON ATTRIBUTED EQUITY
($ in millions)

	Twelve months ended					
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015
Return on Attributed Equity						
Numerator:						
Net income applicable to common shareholders [(1)]	$ 485	$ 548	$ 663	$ 832	$ 686	$ 652
Denominator:						
Beginning attributed equity [(2)]	$ 7,621	$ 7,920	$ 7,672	$ 7,356	$ 7,262	$ 7,812
Ending attributed equity	8,055	7,680	7,350	7,475	7,621	7,920
Average attributed equity [(3)]	$ 7,838	$ 7,800	$ 7,511	$ 7,416	$ 7,442	$ 7,866
Return on attributed equity	6.2 %	7.0 %	8.8 %	11.2 %	9.2 %	8.3 %
Operating Income Return on Attributed Equity						
Numerator:						
Operating income [(1)]	$ 460	$ 479	$ 509	$ 539	$ 526	$ 552
Denominator:						
Beginning attributed equity [(2)]	$ 7,621	$ 7,920	$ 7,672	$ 7,356	$ 7,262	$ 7,812
Unrealized net capital gains and losses	1,030	1,499	1,420	1,305	1,285	1,280
Adjusted beginning attributed equity	6,591	6,421	6,252	6,051	5,977	6,532
Ending attributed equity	8,055	7,680	7,350	7,475	7,621	7,920
Unrealized net capital gains and losses	1,077	824	556	722	1,030	1,499
Adjusted ending attributed equity	6,978	6,856	6,794	6,753	6,591	6,421
Average adjusted attributed equity [(3)]	$ 6,785	$ 6,639	$ 6,523	$ 6,402	$ 6,284	$ 6,477
Operating income return on attributed equity	6.8 %	7.2 %	7.8 %	8.4 %	8.4 %	8.5 %

(1) Net income applicable to common shareholders and operating income reflect a trailing twelve-month period.
(2) Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation.
(3) Average attributed equity and average adjusted attributed equity are determined using a two-point average, with the beginning and ending attributed equity and adjusted attributed equity, respectively, for the twelve-month period as data points.

39

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES
($ in millions)

	Three months ended						Six months ended	
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	June 30, 2016	June 30, 2015
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT								
Underwritten Products								
Traditional life insurance premiums	$ 139	$ 138	$ 144	$ 135	$ 131	$ 132	$ 277	$ 263
Accident and health insurance premiums	214	216	195	194	195	196	430	391
Interest-sensitive life insurance contract charges	208	209	204	205	207	206	417	413
	561	563	543	534	533	534	1,124	1,067
Annuities								
Immediate annuities with life contingencies premiums	-	-	-	-	-	-	-	-
Other fixed annuity contract charges	3	3	4	4	3	3	6	6
	3	3	4	4	3	3	6	6
Total	$ 564	$ 566	$ 547	$ 538	$ 536	$ 537	$ 1,130	$ 1,073
PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL								
Allstate agencies	$ 306	$ 305	$ 304	$ 300	$ 297	$ 297	$ 611	$ 594
Workplace enrolling agents	232	233	215	212	209	210	465	419
Other [1]	26	28	28	26	30	30	54	60
Total	$ 564	$ 566	$ 547	$ 538	$ 536	$ 537	$ 1,130	$ 1,073
PROPRIETARY LIFE INSURANCE POLICIES SOLD BY ALLSTATE AGENCIES [2] [3]	29,839	25,458	39,701	16,402	34,494	30,091	55,297	64,585
ALLSTATE BENEFITS NEW BUSINESS WRITTEN PREMIUMS [4]	$ 70	$ 82	$ 179	$ 69	$ 64	$ 65	$ 152	$ 129

(1) Primarily represents independent master brokerage agencies.
(2) Policies sold reduced by lapses within twelve months of sale.
(3) Beginning on August 1, 2015, sales are measured at policy issuance rather than application submission. This change led to a lag in the recognition of policies sold which impacted the third quarter 2015 results.
(4) New business written premiums reflect annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts), reduced by an estimate for certain policies that are expected to lapse. A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients' annual employee benefits enrollment.

40

41 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2016 2016 2015 2015 2015 2015 2016 2015 Contractholders funds, beginning balance $ 21,092 $ 21,295 $ 21,559 $ 21,968 $ 22,267 $ 22,529 $ 21,295 $ 22,529 Deposits Interest-sensitive life insurance 251 252 251 251 253 249 503 502 Fixed annuities 40 44 39 56 53 51 84 104 Total deposits 291 296 290 307 306 300 587 606 Interest credited 184 189 183 193 185 199 373 384 Benefits, withdrawals, maturities and other adjustments Benefits (225) (252) (247) (272) (285) (273) (477) (558) Surrenders and partial withdrawals (300) (245) (295) (375) (303) (305) (545) (608) Maturities of and interest payments on institutional products - - - - (1) - - (1) Contract charges (206) (206) (207) (205) (203) (203) (412) (406) Net transfers from separate accounts 1 1 2 2 2 1 2 3 Other adjustments 8 14 10 (59) - 19 22 19 Total benefits, withdrawals, maturities and other adjustments (722) (688) (737) (909) (790) (761) (1,410) (1,551) Contractholder funds, ending balance $ 20,845 $ 21,092 $ 21,295 $ 21,559 $ 21,968 $ 22,267 $ 20,845 $ 21,968 THE ALLSTATE CORPORATION ALLSTATE FINANCIAL CHANGE IN CONTRACTHOLDER FUNDS ($ in millions) Six months ended Three months ended

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL ANALYSIS OF NET INCOME
($ in millions)

	Three months ended						Six months ended	
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	June 30, 2016	June 30, 2015
Benefit spread								
Premiums	$ 353	$ 354	$ 339	$ 329	$ 326	$ 328	$ 707	$ 654
Cost of insurance contract charges [(1)]	140	141	137	137	138	138	281	276
Contract benefits excluding the implied interest on immediate annuities with life contingencies [(2)]	(325)	(327)	(328)	(333)	(319)	(312)	(652)	(631)
Total benefit spread	168	168	148	133	145	154	336	299
Investment spread								
Net investment income	435	419	420	491	489	484	854	973
Implied interest on immediate annuities with life contingencies [(2)]	(129)	(128)	(128)	(127)	(127)	(129)	(257)	(256)
Interest credited to contractholder funds	(185)	(190)	(183)	(194)	(185)	(199)	(375)	(384)
Total investment spread	121	101	109	170	177	156	222	333
Surrender charges and contract maintenance expense fees [(1)]	71	71	71	72	72	71	142	143
Realized capital gains and losses	-	(49)	(97)	194	59	111	(49)	170
Amortization of deferred policy acquisition costs	(69)	(73)	(64)	(63)	(65)	(70)	(142)	(135)
Operating costs and expenses	(121)	(123)	(119)	(112)	(118)	(123)	(244)	(241)
Restructuring and related charges	(1)	-	3	(1)	(2)	-	(1)	(2)
Gain (loss) on disposition of operations	1	2	1	3	1	(2)	3	(1)
Income tax expense	(54)	(29)	(13)	(134)	(90)	(114)	(83)	(204)
Net income applicable to common shareholders	$ 116	$ 68	$ 39	$ 262	$ 179	$ 183	$ 184	$ 362
Benefit spread by product group								
Life insurance	$ 85	$ 80	$ 75	$ 66	$ 65	$ 68	$ 165	$ 133
Accident and health insurance	108	105	92	90	97	107	213	204
Annuities	(25)	(17)	(19)	(23)	(17)	(21)	(42)	(38)
Total benefit spread	$ 168	$ 168	$ 148	$ 133	$ 145	$ 154	$ 336	$ 299
Investment spread by product group								
Annuities and institutional products	$ 35	$ 17	$ 10	$ 82	$ 77	$ 69	$ 52	$ 146
Life insurance	29	34	41	33	33	33	63	66
Accident and health insurance	4	4	4	4	4	4	8	8
Net investment income on investments supporting capital	59	52	52	54	57	57	111	114
Investment spread before valuation changes on embedded derivatives that are not hedged	127	107	107	173	171	163	234	334
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	(6)	(6)	2	(3)	6	(7)	(12)	(1)
Total investment spread	$ 121	$ 101	$ 109	$ 170	$ 177	$ 156	$ 222	$ 333
[(1)] **Reconciliation of contract charges**								
Cost of insurance contract charges	$ 140	$ 141	$ 137	$ 137	$ 138	$ 138	$ 281	$ 276
Surrender charges and contract maintenance expense fees	71	71	71	72	72	71	142	143
Total contract charges	$ 211	$ 212	$ 208	$ 209	$ 210	$ 209	$ 423	$ 419
[(2)] **Reconciliation of contract benefits**								
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$ (325)	$ (327)	$ (328)	$ (333)	$ (319)	$ (312)	$ (652)	$ (631)
Implied interest on immediate annuities with life contingencies	(129)	(128)	(128)	(127)	(127)	(129)	(257)	(256)
Total contract benefits	$ (454)	$ (455)	$ (456)	$ (460)	$ (446)	$ (441)	$ (909)	$ (887)

42

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended June 30, 2016			Three months ended June 30, 2015		
	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads
Interest-sensitive life insurance	4.8 %	3.9 %	0.9 %	5.1 %	3.9 %	1.2 %
Deferred fixed annuities and institutional products	4.2	2.8	1.4	4.4	2.8	1.6
Immediate fixed annuities with and without life contingencies	6.5	5.8	0.7	7.5	5.9	1.6
Investments supporting capital, traditional life and other products	3.9	n/a	n/a	4.1	n/a	n/a

	Six months ended June 30, 2016			Six months ended June 30, 2015		
	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads
Interest-sensitive life insurance	4.9 %	3.9 %	1.0 %	5.1 %	3.9 %	1.2 %
Deferred fixed annuities and institutional products	4.1	2.8	1.3	4.4	2.8	1.6
Immediate fixed annuities with and without life contingencies	6.3	5.9	0.4	7.4	5.9	1.5
Investments supporting capital, traditional life and other products	3.8	n/a	n/a	4.2	n/a	n/a

43

44 Twelve months ended June 30, 2016 Attributed equity Reserves and excluding unrealized June March Dec. Sept. June March Contractholder funds capital gains/losses (3)(4) Operating income (5) 2016 2016 2015 2015 2015 2015 Underwritten products Life insurance $ 10,735 $ 2,594 $ 275 10.8% 11.1% 10.6% 10.0% 9.3% 9.8 % Accident and health insurance 854 648 81 12.4 12.2 12.7 13.7 14.9 15.9 Subtotal 11,589 3,242 356 11.1 11.3 11.1 10.8 10.5 11.1 Immediate Annuities: Sub-standard structured settlements and group pension terminations (1) 5,029 1,907 (15) (0.9) (0.2) 0.5 1.6 0.5 0.6 Standard structured settlements and SPIA (2) 6,769 1,194 47 4.1 4.9 6.8 9.4 8.8 8.4 Subtotal (6) 11,798 3,101 32 1.1 2.0 3.1 4.7 3.8 3.7 Deferred Annuities 9,588 634 71 10.0 10.4 10.1 10.1 10.6 10.3 Institutional products 85 1 1 Subtotal 21,471 3,736 104 2.9 3.7 4.8 6.2 6.1 6.0 Total Allstate Financial $ 33,060 $ 6,978 $ 460 6.8 7.2 7.8 8.4 8.4 8.5 Life Accident and Annuities and Allstate insurance health insurance institutional products Financial Operating income $ 139 $ 43 $ 42 $ 224 Realized capital gains and losses, after-tax (11) (2) (19) (32) Valuation changes on embedded derivatives that are not hedged, after-tax - - (8) (8) DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax (2) - - (2) Gain on disposition of operations, after-tax - - 2 2 Net income applicable to common shareholders $ 126 $ 41 $ 17 $ 184 (1) (2) (3) (4) (5) (6) Structured settlement annuities for annuitants with severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans. THE ALLSTATE CORPORATION ALLSTATE FINANCIAL SUPPLEMENTAL PRODUCT INFORMATION ($ in millions) As of June 30, 2016 Six months ended June 30, 2016 Annuities and institutional products: Twelve months ended Operating income return on attributed equity (%) Of the total immediate annuities, $8,657 are reported in reserve for life-contingent contract benefits and $3,141 are reported in contractholder funds. Attributed equity is allocated to each product line based on statutory capital adjusted for GAAP reporting differences and the amount of capital held in Allstate Financial may vary from economic capital. The calculation of statutory capital by product incorporates internal factors for invested asset risk, insurance risk (mortality and morbidity), interest rate risk and business risk. Due to the unavailability of final statutory financial statements at the time we release our GAAP financial results, the allocation is derived from prior quarter statutory capital. Statutory capital is adjusted for appropriate GAAP accounting differences. Changes in internal capital factors, investment portfolio mix and risk as well as changes in GAAP and statutory reporting differences will result in changes to the allocation of attributed equity to products. Product line operating income includes allocation of income on investments supporting capital. Operating income reflects a trailing twelve-month period. Life-contingent structured settlement annuities for annuitants with standard life expectancy, period certain structured settlements and single premium immediate annuities with and without life contingencies. Total Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation, excluding unrealized capital gains and losses.

45 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2016 2015 2015 2015 2015 ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY PRODUCT Underwritten products Life insurance 2,478 2,467 2,463 2,459 2,456 2,448 Accident and health insurance 3,294 3,278 2,873 2,848 2,843 2,777 5,772 5,745 5,336 5,307 5,299 5,225 Annuities Deferred annuities 163 168 172 176 181 186 Immediate annuities 100 101 102 104 105 106 263 269 274 280 286 292 Total 6,035 6,014 5,610 5,587 5,585 5,517 ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY SOURCE OF BUSINESS Allstate Agencies (2) 1,924 1,922 1,924 1,917 1,911 1,904 Allstate Benefits 3,755 3,729 3,315 3,292 3,287 3,218 Other (3) 356 363 371 378 387 395 Total 6,035 6,014 5,610 5,587 5,585 5,517 (1) (2) (3) Primarily business sold by banks/broker-dealers, independent master brokerage agencies and specialized structured settlement brokers. THE ALLSTATE CORPORATION ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE (1) (in thousands) Allstate Financial insurance policies and annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. Policy counts associated with our voluntary employee benefits group business reflect certificate counts as opposed to group counts. Excludes Allstate Benefits products sold through Allstate Agencies, which are included in the Allstate Benefits line.

THE ALLSTATE CORPORATION
ALLSTATE LIFE, ALLSTATE ANNUITIES AND ALLSTATE BENEFITS RESULTS AND PRODUCT INFORMATION
($ in millions)

	For the three months ended June 30, 2016				For the three months ended June 30, 2015			
	Allstate Life	Allstate Annuities	Allstate Benefits	Allstate Financial Segment	Allstate Life	Allstate Annuities	Allstate Benefits	Allstate Financial Segment
Premiums	$ 131	$ -	$ 222	$ 353	$ 124	$ -	$ 202	$ 326
Contract charges	179	3	29	211	180	3	27	210
Net investment income	118	299	18	435	120	351	18	489
Contract benefits	(177)	(156)	(121)	(454)	(189)	(146)	(111)	(446)
Interest credited to contractholder funds	(71)	(98)	(10)	(179)	(71)	(112)	(8)	(191)
Amortization of deferred policy acquisition costs	(32)	(1)	(35)	(68)	(30)	(2)	(30)	(62)
Operating costs and expenses	(54)	(7)	(60)	(121)	(53)	(10)	(55)	(118)
Restructuring and related charges	(1)	-	-	(1)	(2)	-	-	(2)
Income tax expense on operations	(29)	(13)	(14)	(56)	(24)	(28)	(15)	(67)
Operating income	64	27	29	120	55	56	28	139
Realized capital gains and losses, after-tax	(2)	2	-	-	10	28	-	38
Valuation changes on embedded derivatives that are not hedged, after-tax	-	(4)	-	(4)	-	4	-	4
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(1)	-	-	(1)	(2)	-	-	(2)
Gain on disposition of operations, after-tax	-	1	-	1	-	-	-	-
Net income	$ 61	$ 26	$ 29	$ 116	$ 63	$ 88	$ 28	$ 179
Premiums and Contract Charges - by Product								
Underwritten Products								
Traditional life insurance premiums	$ 130	$ -	$ 9	$ 139	$ 124	$ -	$ 7	$ 131
Accident and health insurance	1	-	213	214	-	-	195	195
Interest-sensitive life insurance contract charges	179	-	29	208	180	-	27	207
	310	-	251	561	304	-	229	533
Annuities								
Immediate annuities with life contingencies premiums	-	-	-	-	-	-	-	-
Other fixed annuity contract charges	-	3	-	3	-	3	-	3
	-	3	-	3	-	3	-	3
Total life and annuity premiums and contract charges	$ 310	$ 3	$ 251	$ 564	$ 304	$ 3	$ 229	$ 536
Benefit Spread by Product Group								
Life Insurance	$ 78	$ -	$ 7	$ 85	$ 59	$ -	$ 6	$ 65
Accident and health insurance	(2)	-	110	108	(3)	-	100	97
Annuities	-	(25)	-	(25)	-	(17)	-	(17)
Total benefit spread	$ 76	$ (25)	$ 117	$ 168	$ 56	$ (17)	$ 106	$ 145
Investment Spread by Product Group								
Annuities and institutional products	$ -	$ 35	$ -	$ 35	$ -	$ 77	$ -	$ 77
Life insurance	26	-	3	29	30	-	3	33
Accident and health insurance	2	-	2	4	1	-	3	4
Net investment income on investments supporting capital	19	37	3	59	19	34	4	57
Investment spread before valuation changes on embedded derivatives that are not hedged	47	72	8	127	50	111	10	171
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	-	(6)	-	(6)	-	6	-	6
Total investment spread	$ 47	$ 66	$ 8	$ 121	$ 50	$ 117	$ 10	$ 177

46

THE ALLSTATE CORPORATION
ALLSTATE LIFE, ALLSTATE ANNUITIES AND ALLSTATE BENEFITS RESULTS AND PRODUCT INFORMATION
($ in millions)

	For the six months ended June 30, 2016				For the six months ended June 30, 2015			
	Allstate Life	Allstate Annuities	Allstate Benefits	Allstate Financial Segment	Allstate Life	Allstate Annuities	Allstate Benefits	Allstate Financial Segment
Premiums	$ 261	$ -	$ 446	$ 707	$ 249	$ -	$ 405	$ 654
Contract charges	361	6	56	423	360	6	53	419
Net investment income	238	580	36	854	241	696	36	973
Contract benefits	(357)	(303)	(249)	(909)	(373)	(299)	(215)	(887)
Interest credited to contractholder funds	(141)	(203)	(19)	(363)	(140)	(225)	(18)	(383)
Amortization of deferred policy acquisition costs	(63)	(3)	(73)	(139)	(62)	(3)	(66)	(131)
Operating costs and expenses	(110)	(15)	(119)	(244)	(111)	(20)	(110)	(241)
Restructuring and related charges	(1)	-	-	(1)	(2)	-	-	(2)
Income tax expense on operations	(58)	(20)	(26)	(104)	(48)	(51)	(30)	(129)
Operating income	130	42	52	224	114	104	55	273
Realized capital gains and losses, after-tax	(10)	(19)	(3)	(32)	12	98	-	110
Valuation changes on embedded derivatives that are not hedged, after-tax	-	(8)	-	(8)	-	(1)	-	(1)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(2)	-	-	(2)	(3)	1	-	(2)
Gain (loss) on disposition of operations, after-tax	-	2	-	2	(1)	-	-	(1)
Change in accounting for investments in qualified affordable housing projects, after-tax	-	-	-	-	(6)	(11)	-	(17)
Net income	$ 118	$ 17	$ 49	$ 184	$ 116	$ 191	$ 55	$ 362
Premiums and Contract Charges - by Product								
Underwritten Products								
Traditional life insurance premiums	$ 260	$ -	$ 17	$ 277	$ 248	$ -	$ 15	$ 263
Accident and health insurance	1	-	429	430	1	-	390	391
Interest-sensitive life insurance contract charges	361	-	56	417	360	-	53	413
	622	-	502	1,124	609	-	458	1,067
Annuities								
Immediate annuities with life contingencies premiums	-	-	-	-	-	-	-	-
Other fixed annuity contract charges	-	6	-	6	-	6	-	6
	-	6	-	6	-	6	-	6
Total life and annuity premiums and contract charges	$ 622	$ 6	$ 502	$ 1,130	$ 609	$ 6	$ 458	$ 1,073
Benefit Spread by Product Group								
Life Insurance	$ 153	$ -	$ 12	$ 165	$ 122	$ -	$ 11	$ 133
Accident and health insurance	(2)	-	215	213	(4)	-	208	204
Annuities	-	(42)	-	(42)	-	(38)	-	(38)
Total benefit spread	$ 151	$ (42)	$ 227	$ 336	$ 118	$ (38)	$ 219	$ 299
Investment Spread by Product Group								
Annuities and institutional products	$ -	$ 52	$ -	$ 52	$ -	$ 146	$ -	$ 146
Life insurance	58	-	5	63	61	-	5	66
Accident and health insurance	3	-	5	8	3	-	5	8
Net investment income on investments supporting capital	36	68	7	111	39	67	8	114
Investment spread before valuation changes on embedded derivatives that are not hedged	97	120	17	234	103	213	18	334
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	-	(12)	-	(12)	-	(1)	-	(1)
Total investment spread	$ 97	$ 108	$ 17	$ 222	$ 103	$ 212	$ 18	$ 333

47

48 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2016 2016 2015 2015 2015 2015 2016 2015 Net investment income $ 11 $ 10 $ 10 $ 9 $ 8 $ 8 $ 21 $ 16 Operating costs and expenses (7) (6) (7) (13) (9) (5) (13) (14) Interest expense (72) (73) (73) (73) (73) (73) (145) (146) Income tax benefit on operations 26 25 27 28 28 26 51 54 Preferred stock dividends (29) (29) (29) (29) (29) (29) (58) (58) Operating loss (71) (73) (72) (78) (75) (73) (144) (148) Realized capital gains and losses, after-tax (1) - - - - - (1) - Net loss applicable to common shareholders $ (72) $ (73) $ (72) $ (78) $ (75) $ (73) $ (145) $ (148) THE ALLSTATE CORPORATION CORPORATE AND OTHER RESULTS ($ in millions) Six months endedThree months ended

THE ALLSTATE CORPORATION
INVESTMENTS
($ in millions)

	PROPERTY-LIABILITY					ALLSTATE FINANCIAL				
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015
Fixed income securities, at fair value:										
Tax-exempt	$ 4,612	$ 4,466	$ 4,285	$ 4,289	$ 4,418	$ 2	$ 2	$ 4	$ 17	$ 23
Taxable	25,139	24,615	25,447	24,868	25,192	26,169	25,858	26,034	26,583	27,768
Equity securities, at fair value	3,632	3,709	3,480	2,808	3,018	1,630	1,405	1,599	1,425	979
Mortgage loans	313	294	296	339	343	4,140	4,008	4,042	4,063	4,000
Limited partnership interests	2,842	2,688	2,575	2,558	2,466	2,564	2,399	2,295	2,261	2,066
Short-term, at fair value	1,619	1,452	959	1,692	1,108	1,197	1,626	861	991	1,053
Other	1,532	1,512	1,437	1,659	1,602	2,058	2,038	1,957	1,929	1,909
Total	$ 39,689	$ 38,736	$ 38,479	$ 38,213	$ 38,147	$ 37,760	$ 37,336	$ 36,792	$ 37,269	$ 37,798
Fixed income securities, amortized cost:										
Tax-exempt	$ 4,509	$ 4,384	$ 4,218	$ 4,214	$ 4,362	$ 2	$ 2	$ 4	$ 17	$ 24
Taxable	24,746	24,454	25,672	24,883	24,990	24,357	24,481	25,145	25,335	26,091
Ratio of fair value to amortized cost	101.7%	100.8%	99.5%	100.2%	100.9%	107.4%	105.6%	103.5%	104.9%	106.4%
Equity securities, cost	$ 3,337	$ 3,417	$ 3,236	$ 2,656	$ 2,699	$ 1,584	$ 1,372	$ 1,567	$ 1,464	$ 947
Short-term, amortized cost	1,619	1,452	959	1,692	1,108	1,197	1,626	861	991	1,053

	CORPORATE AND OTHER					CONSOLIDATED				
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015
Fixed income securities, at fair value:										
Tax-exempt	$ 609	$ 591	$ 585	$ 589	$ 569	$ 5,223	$ 5,059	$ 4,874	$ 4,895	$ 5,010
Taxable	1,598	1,759	1,593	1,911	1,960	52,906	52,232	53,074	53,362	54,920
Equity securities, at fair value	3	3	3	3	3	5,265	5,117	5,082	4,236	4,000
Mortgage loans	-	-	-	-	-	4,453	4,302	4,338	4,402	4,343
Limited partnership interests	1	4	4	4	4	5,407	5,091	4,874	4,823	4,536
Short-term, at fair value	34	448	302	353	660	2,850	3,526	2,122	3,036	2,821
Other	-	-	-	-	-	3,590	3,550	3,394	3,588	3,511
Total	$ 2,245	$ 2,805	$ 2,487	$ 2,860	$ 3,196	$ 79,694	$ 78,877	$ 77,758	$ 78,342	$ 79,141
Fixed income securities, amortized cost:										
Tax-exempt	$ 585	$ 569	$ 566	$ 569	$ 551	$ 5,096	$ 4,955	$ 4,788	$ 4,800	$ 4,937
Taxable	1,571	1,737	1,596	1,900	1,953	50,674	50,672	52,413	52,118	53,034
Ratio of fair value to amortized cost	102.4%	101.9%	100.7%	101.3%	101.0%	104.2%	103.0%	101.3%	102.4%	103.4%
Equity securities, cost	$ 3	$ 3	$ 3	$ 3	$ 3	$ 4,924	$ 4,792	$ 4,806	$ 4,123	$ 3,649
Short-term, amortized cost	34	448	302	353	660	2,850	3,526	2,122	3,036	2,821

49

THE ALLSTATE CORPORATION
LIMITED PARTNERSHIP INVESTMENTS
($ in millions)

	As of or for the three months ended					
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015
Investment position						
Accounting basis						
Cost method	$ 1,284	$ 1,193	$ 1,154	$ 1,148	$ 1,130	$ 1,137
Equity method ("EMA") [1]	4,123	3,898	3,720	3,675	3,406	3,562
Total	$ 5,407	$ 5,091	$ 4,874	$ 4,823	$ 4,536	$ 4,699
Cost method-fair value [2]	$ 1,511	$ 1,466	$ 1,450	$ 1,506	$ 1,482	$ 1,494
Underlying investment						
Private equity	$ 3,833	$ 3,494	$ 3,344	$ 3,282	$ 3,012	$ 2,969
Real estate	1,204	1,229	1,166	1,160	1,164	1,366
Other	370	368	364	381	360	364
Total	$ 5,407	$ 5,091	$ 4,874	$ 4,823	$ 4,536	$ 4,699
Segment						
Property-Liability	$ 2,842	$ 2,688	$ 2,575	$ 2,558	$ 2,466	$ 2,571
Allstate Financial	2,564	2,399	2,295	2,261	2,066	2,124
Corporate and Other	1	4	4	4	4	4
Total	$ 5,407	$ 5,091	$ 4,874	$ 4,823	$ 4,536	$ 4,699
Total Income						
Accounting basis						
Cost method	$ 47	$ 39	$ 42	$ 63	$ 75	$ 42
Equity method	79	82	24	104	43	156
Total	$ 126	$ 121	$ 66	$ 167	$ 118	$ 198
Underlying investment						
Private equity	$ 114	$ 88	$ 46	$ 162	$ 113	$ 80
Real estate	12	33	20	5	10	123
Other	-	-	-	-	(5)	(5)
Total	$ 126	$ 121	$ 66	$ 167	$ 118	$ 198
Segment						
Property-Liability	$ 60	$ 58	$ 29	$ 62	$ 45	$ 126
Allstate Financial	66	63	37	105	73	72
Corporate and Other	-	-	-	-	-	-
Total	$ 126	$ 121	$ 66	$ 167	$ 118	$ 198

(1) As of June 30, 2016, valuations of EMA limited partnerships include approximately $469 million of cumulative pre-tax appreciation that has been recognized in earnings but has not been distributed to investors.

(2) The fair value of cost method limited partnerships is determined using reported net asset values.

50

THE ALLSTATE CORPORATION
UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE
($ in millions)

	June 30, 2016			March 31, 2016			December 31, 2015		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [(1)]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [(1)]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [(1)]
Fixed income securities									
U.S. government and agencies	$ 122	$ 3,523	103.6	$ 114	$ 3,504	103.4	$ 86	$ 3,922	102.2
Municipal	532	7,818	107.3	442	7,616	106.2	369	7,401	105.2
Corporate	1,566	42,700	103.8	989	41,272	102.5	153	41,827	100.4
Foreign government	61	1,152	105.6	55	1,054	105.5	50	1,033	105.1
Asset-backed securities ("ABS")	(11)	1,726	99.4	(27)	2,499	98.9	(32)	2,327	98.6
Residential mortgage-backed securities ("RMBS")	70	818	109.4	68	875	108.4	90	947	110.5
Commercial mortgage-backed securities ("CMBS")	16	368	104.5	20	447	104.7	28	466	106.4
Redeemable preferred stock	3	24	114.3	3	24	114.3	3	25	113.6
Total fixed income securities	2,359	58,129	104.2	1,664	57,291	103.0	747	57,948	101.3
Equity securities	341	5,265	106.9	325	5,117	106.8	276	5,082	105.7
Short-term investments	-	2,850	100.0	-	3,526	100.0	-	2,122	100.0
Derivatives	2	71	n/a	4	58	n/a	6	53	n/a
EMA limited partnership interests [(2)]	(5)	n/a	n/a	(5)	n/a	n/a	(4)	n/a	n/a
Unrealized net capital gains and losses, pre-tax	2,697			1,988			1,025		
Amounts recognized for:									
Insurance reserves [(3)]	-			-			-		
DAC and DSI [(4)]	(195)			(138)			(67)		
Amounts recognized	(195)			(138)			(67)		
Deferred income taxes	(878)			(650)			(338)		
Unrealized net capital gains and losses, after-tax	$ 1,624			$ 1,200			$ 620		

	September 30, 2015			June 30, 2015			March 31, 2015		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [(1)]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [(1)]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [(1)]
Fixed income securities									
U.S. government and agencies	$ 118	$ 3,760	103.2	$ 109	$ 3,936	102.8	$ 134	$ 4,106	103.4
Municipal	412	7,494	105.8	483	8,594	106.0	670	8,713	108.3
Corporate	632	41,629	101.5	1,164	42,317	102.8	2,120	42,375	105.3
Foreign government	59	1,085	105.8	66	1,324	105.2	85	1,375	106.6
ABS	(16)	2,711	99.4	(5)	2,076	99.8	8	3,055	100.3
RMBS	98	1,011	110.7	101	1,083	110.3	105	1,154	110.0
CMBS	32	542	106.3	37	575	106.9	42	600	107.5
Redeemable preferred stock	4	25	119.0	4	25	119.0	4	25	119.0
Total fixed income securities	1,339	58,257	102.4	1,959	59,930	103.4	3,168	61,403	105.4
Equity securities	113	4,236	102.7	351	4,000	109.6	414	4,166	111.0
Short-term investments	-	3,036	100.0	-	2,821	100.0	-	2,497	100.0
Derivatives	7	29	n/a	3	60	n/a	3	79	n/a
EMA limited partnership interests [(2)]	(5)	n/a	n/a	(5)	n/a	n/a	(4)	n/a	n/a
Unrealized net capital gains and losses, pre-tax	1,454			2,308			3,581		
Amounts recognized for:									
Insurance reserves [(3)]	-			-			(79)		
DAC and DSI [(4)]	(98)			(121)			(212)		
Amounts recognized	(98)			(121)			(291)		
Deferred income taxes	(477)			(768)			(1,153)		
Unrealized net capital gains and losses, after-tax	$ 879			$ 1,419			$ 2,137		

(1) The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2) Unrealized net capital gains and losses for limited partnership interest represent the Company's share of EMA limited partnerships' other comprehensive income. Fair value and amortized cost are not applicable.

(3) The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4) The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

51

THE ALLSTATE CORPORATION
NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)
($ in millions)

	Three months ended						Six months ended	
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	June 30, 2016	June 30, 2015
NET INVESTMENT INCOME								
Fixed income securities	$ 520	$ 518	$ 537	$ 546	$ 567	$ 568	$ 1,038	$ 1,135
Equity securities	44	28	33	23	31	23	72	54
Mortgage loans	53	53	63	53	57	55	106	112
Limited partnership interests	126	121	66	167	118	198	247	316
Short-term	3	4	1	4	3	1	7	4
Other	57	51	49	49	49	45	108	94
Subtotal	803	775	749	842	825	890	1,578	1,715
Less: Investment expense	(41)	(44)	(39)	(35)	(36)	(40)	(85)	(76)
Net investment income	$ 762	$ 731	$ 710	$ 807	$ 789	$ 850	$ 1,493	$ 1,639
PRE-TAX YIELDS [1]								
Fixed income securities	3.7 %	3.7 %	3.8 %	3.8 %	3.9 %	3.9 %	3.7 %	3.9 %
Equity securities	3.7	2.3	2.9	2.4	3.4	2.5	3.0	2.9
Mortgage loans	4.9	4.9	5.8	4.8	5.3	5.2	4.8	5.3
Limited partnership interests	9.6	9.7	5.4	14.4	10.1	17.2	9.6	13.7
Total portfolio	4.1	4.0	3.9	4.4	4.3	4.6	4.1	4.4
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE								
Impairment write-downs	$ (63)	$ (59)	$ (118)	$ (47)	$ (11)	$ (19)	$ (122)	$ (30)
Change in intent write-downs	(16)	(22)	(32)	(127)	(32)	(30)	(38)	(62)
Net other-than-temporary impairment losses recognized in earnings	(79)	(81)	(150)	(174)	(43)	(49)	(160)	(92)
Sales and other	104	(59)	(75)	183	146	216	45	362
Valuation and settlements of derivative instruments	(1)	(9)	(25)	24	5	(28)	(10)	(23)
Total	$ 24	$ (149)	$ (250)	$ 33	$ 108	$ 139	$ (125)	$ 247
TOTAL RETURN ON INVESTMENT PORTFOLIO [2]	1.9 %	2.0 %	(0.2) %	- %	(0.6) %	1.7 %	3.9 %	1.2 %
AVERAGE INVESTMENT BALANCES (in billions) [3]	$ 76.9	$ 76.8	$ 76.8	$ 76.9	$ 76.8	$ 77.4	$ 76.9	$ 77.2

(1) Quarterly pre-tax yield is calculated as annualized quarterly investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of the current and prior quarter investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate, timber and other consolidated investments is net of asset level operating expenses (direct expenses of the assets reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses.

(2) Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, cost method limited partnerships, bank loans and agent loans divided by the average fair value balances.

(3) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

52

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY
NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)
($ in millions)

	Three months ended						Six months ended	
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	June 30, 2016	June 30, 2015
NET INVESTMENT INCOME								
Fixed income securities:								
Tax-exempt	$ 23	$ 23	$ 27	$ 24	$ 26	$ 25	$ 46	$ 51
Taxable	198	200	201	197	195	190	398	385
Equity securities	30	20	24	16	23	18	50	41
Mortgage loans	3	3	4	4	3	4	6	7
Limited partnership interests [(1)]	60	58	29	62	45	126	118	171
Short-term	1	2	-	3	1	1	3	2
Other	23	20	18	20	20	17	43	37
Subtotal	338	326	303	326	313	381	664	694
Less: Investment expense	(22)	(24)	(23)	(19)	(21)	(23)	(46)	(44)
Net investment income	$ 316	$ 302	$ 280	$ 307	$ 292	$ 358	$ 618	$ 650
Net investment income, after-tax	$ 215	$ 206	$ 192	$ 209	$ 199	$ 242	$ 421	$ 441
PRE-TAX YIELDS [(2)]								
Fixed income securities:								
Tax-exempt	2.1 %	2.1 %	2.6 %	2.3 %	2.3 %	2.4 %	2.1 %	2.4 %
Equivalent yield for tax-exempt	3.1	3.1	3.8	3.4	3.4	3.5	3.1	3.5
Taxable	3.2	3.2	3.2	3.2	3.1	2.9	3.2	3.0
Equity securities	3.6	2.4	3.1	2.5	3.4	2.6	3.0	3.0
Mortgage loans	3.9	4.0	5.4	4.0	4.1	4.5	3.9	4.2
Limited partnership interests	8.6	8.9	4.5	10.1	7.0	19.9	8.7	13.5
Total portfolio	3.5	3.3	3.1	3.5	3.3	4.0	3.4	3.7
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE								
Fixed income securities:								
Tax-exempt	$ 4	$ 3	$ (10)	$ 2	$ 1	$ 2	$ 7	$ 3
Taxable	20	(47)	(75)	(42)	13	10	(27)	23
Equity securities	15	(60)	(13)	(92)	32	46	(45)	78
Limited partnership interests	(10)	13	(27)	(35)	(1)	2	3	1
Derivatives and other	(3)	(8)	(28)	6	4	(32)	(11)	(28)
Total	$ 26	$ (99)	$ (153)	$ (161)	$ 49	$ 28	$ (73)	$ 77
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE								
Impairment write-downs	$ (42)	$ (35)	$ (84)	$ (30)	$ (6)	$ (12)	$ (77)	$ (18)
Change in intent write-downs	(12)	(19)	(24)	(77)	(28)	(27)	(31)	(55)
Net other-than-temporary impairment losses recognized in earnings	(54)	(54)	(108)	(107)	(34)	(39)	(108)	(73)
Sales and other	82	(41)	(28)	(63)	77	99	41	176
Valuation and settlements of derivative instruments	(2)	(4)	(17)	9	6	(32)	(6)	(26)
Total	$ 26	$ (99)	$ (153)	$ (161)	$ 49	$ 28	$ (73)	$ 77
AVERAGE INVESTMENT BALANCES (in billions) [(3)]	$ 38.5	$ 38.3	$ 38.2	$ 37.8	$ 37.6	$ 37.9	$ 38.5	$ 37.8

(1) As of June 30, 2016, Property-Liability has commitments to invest in additional limited partnership interests totaling $1.49 billion.

(2) Quarterly pre-tax yield is calculated as annualized quarterly investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of the current and prior quarter investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate, timber and other consolidated investments is net of asset level operating expenses (direct expenses of the assets reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses.

(3) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

53

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL
NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)
($ in millions)

	Three months ended						Six months ended	
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	June 30, 2016	June 30, 2015
NET INVESTMENT INCOME								
Fixed income securities	$ 288	$ 284	$ 300	$ 314	$ 338	$ 344	$ 572	$ 682
Equity securities	14	8	9	7	8	5	22	13
Mortgage loans	50	50	59	49	54	51	100	105
Limited partnership interests (1)	66	63	37	105	73	72	129	145
Short-term	1	2	1	1	1	-	3	1
Other	33	30	30	29	28	27	63	55
Subtotal	452	437	436	505	502	499	889	1,001
Less: Investment expense	(17)	(18)	(16)	(14)	(13)	(15)	(35)	(28)
Net investment income	$ 435	$ 419	$ 420	$ 491	$ 489	$ 484	$ 854	$ 973
Net investment income, after-tax	$ 282	$ 273	$ 273	$ 319	$ 318	$ 315	$ 555	$ 633
PRE-TAX YIELDS (2)								
Fixed income securities	4.7 %	4.6 %	4.8 %	4.9 %	5.1 %	5.2 %	4.6 %	5.2 %
Equity securities	3.9	2.1	2.4	2.1	3.4	2.1	2.9	2.8
Mortgage loans	4.9	4.9	5.8	4.9	5.5	5.2	4.9	5.3
Limited partnership interests	10.7	10.7	6.5	19.4	14.0	13.8	10.7	14.0
Total portfolio	5.0	4.8	4.8	5.6	5.6	5.5	4.9	5.5
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE								
Fixed income securities	$ (1)	$ (26)	$ (64)	$ 261	$ 46	$ 68	$ (27)	$ 114
Equity securities	(4)	(30)	(13)	(58)	16	32	(34)	48
Mortgage loans	1	-	4	1	1	-	1	1
Limited partnership interests	-	13	(14)	(20)	(2)	4	13	2
Derivatives and other	4	(6)	(10)	10	(2)	7	(2)	5
Total	$ -	$ (49)	$ (97)	$ 194	$ 59	$ 111	$ (49)	$ 170
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE								
Impairment write-downs	$ (18)	$ (24)	$ (34)	$ (17)	$ (5)	$ (7)	$ (42)	$ (12)
Change in intent write-downs	(4)	(3)	(8)	(50)	(4)	(3)	(7)	(7)
Net other-than-temporary impairment losses recognized in earnings	(22)	(27)	(42)	(67)	(9)	(10)	(49)	(19)
Sales and other	21	(17)	(47)	246	69	117	4	186
Valuation and settlements of derivative instruments	1	(5)	(8)	15	(1)	4	(4)	3
Total	$ -	$ (49)	$ (97)	$ 194	$ 59	$ 111	$ (49)	$ 170
AVERAGE INVESTMENT BALANCES (in billions) (3)	$ 35.9	$ 35.9	$ 36.0	$ 36.1	$ 36.1	$ 36.3	$ 35.9	$ 36.2

(1) As of June 30, 2016, Allstate Financial has commitments to invest in additional limited partnership interests totaling $1.33 billion.

(2) Quarterly pre-tax yield is calculated as annualized quarterly investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of the current and prior quarter investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate, timber and other consolidated investments is net of asset level operating expenses (direct expenses of the assets reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses.

(3) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

54

THE ALLSTATE CORPORATION
INVESTMENT RESULTS
($ in millions)

	Three months ended						Six months ended	
	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	June 30, 2016	June 30, 2015
Consolidated investment portfolio								
Interest-bearing [(1)]	$ 68,519	$ 68,163	$ 67,390	$ 68,913	$ 70,243	$ 71,287	$ 68,519	$ 70,243
Equity/owned [(2)]	11,175	10,714	10,368	9,429	8,898	9,150	11,175	8,898
Total	$ 79,694	$ 78,877	$ 77,758	$ 78,342	$ 79,141	$ 80,437	$ 79,694	$ 79,141
Consolidated portfolio total return [(3)]								
Interest-bearing	1.7 %	1.9 %	(0.3) %	0.4 %	(0.8) %	1.4 %	3.6 %	0.8 %
Equity/owned	0.2	0.2	0.2	(0.3)	0.2	0.4	0.4	0.5
Investment expenses	-	(0.1)	(0.1)	(0.1)	-	(0.1)	(0.1)	(0.1)
Total	1.9	2.0	(0.2)	-	(0.6)	1.7	3.9	1.2
Consolidated portfolio total return [(3)]								
Income	1.0 %	0.9 %	0.9 %	1.0 %	1.0 %	1.0 %	1.9 %	2.0 %
Valuation	0.9	1.1	(1.1)	(1.0)	(1.6)	0.7	2.0	(0.8)
Total	1.9	2.0	(0.2)	-	(0.6)	1.7	3.9	1.2
Consolidated net investment income								
Interest-bearing	$ 623	$ 618	$ 643	$ 646	$ 670	$ 664	$ 1,241	$ 1,334
Equity/owned	180	157	106	196	155	226	337	381
Investment expenses	(41)	(44)	(39)	(35)	(36)	(40)	(85)	(76)
Total	$ 762	$ 731	$ 710	$ 807	$ 789	$ 850	$ 1,493	$ 1,639
Consolidated Interest-bearing pre-tax yield [(4)]	3.8 %	3.7 %	3.8 %	3.8 %	3.9 %	3.9 %	3.7 %	3.9 %
Property-Liability net investment income								
Interest-bearing excluding prepayment premiums	$ 236	$ 241	$ 240	$ 240	$ 233	$ 226	$ 477	$ 459
Prepayment premiums	5	2	5	4	7	7	7	14
Total Interest-bearing	241	243	245	244	240	233	484	473
Equity/owned	97	83	58	82	73	148	180	221
Less: Investment expenses	(22)	(24)	(23)	(19)	(21)	(23)	(46)	(44)
Total	316	302	280	307	292	358	618	650
Less: prepayment premiums	(5)	(2)	(5)	(4)	(7)	(7)	(7)	(14)
Total excluding prepayment premiums	$ 311	$ 300	$ 275	$ 303	$ 285	$ 351	$ 611	$ 636
Property-Liability interest-bearing pre-tax yield	3.0 %	3.0 %	3.0 %	3.0 %	3.0 %	2.9 %	3.0 %	2.9 %
Property-Liability interest-bearing pre-tax yield excluding prepayment premiums	3.0 %	3.0 %	3.0 %	2.9 %	2.9 %	2.8 %	3.0 %	2.8 %
Allstate Financial net investment income								
Interest-bearing excluding prepayment premiums	$ 357	$ 361	$ 371	$ 386	$ 408	$ 413	$ 718	$ 821
Prepayment premiums	12	2	17	5	12	8	14	20
Total interest-bearing	369	363	388	391	420	421	732	841
Equity/owned	83	74	48	114	82	78	157	160
Less: Investment expenses	(17)	(18)	(16)	(14)	(13)	(15)	(35)	(28)
Total	435	419	420	491	489	484	854	973
Less: prepayment premiums	(12)	(2)	(17)	(5)	(12)	(8)	(14)	(20)
Total excluding prepayment premiums	$ 423	$ 417	$ 403	$ 486	$ 477	$ 476	$ 840	$ 953
Allstate Financial interest-bearing pre-tax yield	4.6 %	4.6 %	4.8 %	4.8 %	5.1 %	5.1 %	4.6 %	5.1 %
Allstate Financial interest-bearing pre-tax yield excluding prepayment premiums	4.5 %	4.5 %	4.6 %	4.7 %	4.9 %	5.0 %	4.5 %	5.0 %

(1) Includes fixed income securities, mortgage loans, short-term and other investments.

(2) Includes limited partnership interests, equity securities and real estate.

(3) Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances.

(4) Quarterly pre-tax yield is calculated as annualized quarterly interest-bearing investment income, generally before investment expense divided by the average of the current and prior quarter interest-bearing investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date interest-bearing investment income, generally before investment expense divided by the average of interest-bearing investment balances at the beginning of the year and the end of each quarter during the year. For investments carried at fair value, investment balances exclude unrealized capital gains and losses.

55

THE ALLSTATE CORPORATION
INVESTMENT POSITION BY STRATEGY
($ in millions)

June 30, 2016	Total	Market-Based Core [1]	Market-Based Active [2]	Performance-Based Long-Term [3]	Performance-Based Opportunistic [4]
Fixed income securities	$ 58,129	$ 50,788	$ 7,242	$ 64	$ 35
Equity securities	5,265	4,334	858	52	21
Mortgage loans	4,453	4,453	-	-	-
Limited partnership interests	5,407	370	-	5,037	-
Short-term investments	2,850	2,264	586	-	-
Other	3,590	2,902	157	505	26
Total	$ 79,694	$ 65,111	$ 8,843	$ 5,658	$ 82
% of total		82%	11%	7%	-
Property-Liability	$ 39,689	$ 28,826	$ 7,774	$ 3,034	$ 55
% of Property-Liability		73%	19%	8%	-
Allstate Financial	$ 37,760	$ 34,040	$ 1,069	$ 2,624	$ 27
% of Allstate Financial		90%	3%	7%	-
Corporate & Other	$ 2,245	$ 2,245	$ -	$ -	$ -
% of Corporate & Other		100%	-	-	-
Unrealized net capital gains and losses	$ 2,697	$ 2,550	$ 142	$ (1)	$ 6

December 31, 2015	Total	Market-Based Core [1]	Market-Based Active [2]	Performance-Based Long-Term [3]	Performance-Based Opportunistic [4]
Fixed income securities	$ 57,948	$ 51,175	$ 6,691	$ 47	$ 35
Equity securities	5,082	4,210	764	77	31
Mortgage loans	4,338	4,338	-	-	-
Limited partnership interests	4,874	364	-	4,510	-
Short-term investments	2,122	1,631	491	-	-
Other	3,394	2,783	183	415	13
Total	$ 77,758	$ 64,501	$ 8,129	$ 5,049	$ 79
% of total		83%	10%	7%	-
Property-Liability	$ 38,479	$ 28,525	$ 7,137	$ 2,764	$ 53
% of Property-Liability		74%	19%	7%	-
Allstate Financial	$ 36,792	$ 33,490	$ 992	$ 2,284	$ 26
% of Allstate Financial		91%	3%	6%	-
Corporate & Other	$ 2,487	$ 2,486	$ -	$ 1	$ -
% of Corporate & Other		100%	-	-	-

(1) Market-based core is comprised primarily of highly diversified fixed income securities, mortgage loans and equity securities to align with business segment priorities.
(2) Market-based active is comprised primarily of fixed income and equity securities to generate additional returns by taking advantage of market opportunities.
(3) Performance-based long-term is comprised primarily of private equity and real estate investments to generate returns over an extended horizon.
(4) Performance-based opportunistic primarily generates returns by taking advantage of asset dislocations and by selectively providing liquidity to distressed sellers.

56

57 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2016 2016 2015 2015 2015 2015 2016 2015 Investment income Market-Based Core $ 595 $ 581 $ 614 $ 612 $ 640 $ 629 $ 1,176 $ 1,269 Market-Based Active 67 61 59 52 52 50 128 102 Performance-Based Long-Term 138 131 74 176 130 209 269 339 Performance-Based Opportunistic 3 2 2 2 3 2 5 5 Investment income, before expense 803 775 749 842 825 890 1,578 1,715 Investment expense (41) (44) (39) (35) (36) (40) (85) (76) Net investment income $ 762 $ 731 $ 710 $ 807 $ 789 $ 850 $ 1,493 $ 1,639 PBLT Asset level operating expense (1) $ (8) $ (8) $ (4) $ (4) $ (5) $ (6) $ (16) $ (11) Realized capital gains and losses Market-Based Core $ 13 $ (91) $ (153) $ 102 $ 63 $ 58 $ (78) $ 121 Market-Based Active 39 (47) (49) (63) 48 73 (8) 121 Performance-Based Long-Term (27) (11) (49) - (5) 8 (38) 3 Performance-Based Opportunistic (1) - 1 (6) 2 - (1) 2 Total $ 24 $ (149) $ (250) $ 33 $ 108 $ 139 $ (125) $ 247 (1) When calculating the pre-tax yields, asset level operating expenses are netted against income for directly held real estate, timber and other consolidated investments. THE ALLSTATE CORPORATION INVESTMENT RESULTS BY STRATEGY ($ in millions) Six months endedThree months ended

58 Total Market- Based Core Market- Based Active Performance- Based Long-Term Performance- Based Opportunistic Three months ended June 30, 2016 Investment income Fixed income securities $ 520 $ 461 $ 56 $ 1 $ 2 Equity securities 44 37 7 - - Mortgage loans 53 53 - - - Limited partnership interests 126 - - 126 - Short-term investments 3 2 1 - - Other 57 42 3 11 1 Investment income, before expense 803 $ 595 $ 67 $ 138 $ 3 Investment expense (41) Net investment income $ 762 Realized capital gains and losses Fixed income securities $ 24 $ (11) $ 36 $ - $ (1) Equity securities 11 13 9 (11) - Mortgage loans 1 1 - - - Limited partnership interests (13) 7 - (20) - Short-term investments - - - - - Other 1 3 (6) 4 - Total $ 24 $ 13 $ 39 $ (27) $ (1) Six months ended June 30, 2016 Investment income Fixed income securities $ 1,038 $ 922 $ 110 $ 2 $ 4 Equity securities 72 61 11 - - Mortgage loans 106 106 - - - Limited partnership interests 247 - - 247 - Short-term investments 7 5 2 - - Other 108 82 5 20 1 Investment income, before expense 1,578 $ 1,176 $ 128 $ 269 $ 5 Investment expense (85) Net investment income $ 1,493 Realized capital gains and losses Fixed income securities $ (47) $ (68) $ 23 $ - $ (2) Equity securities (79) (27) (18) (33) (1) Mortgage loans 1 1 - - - Limited partnership interests 13 20 - (7) - Short-term investments - - - - - Other (13) (4) (13) 2 2 Total $ (125) $ (78) $ (8) $ (38) $ (1) THE ALLSTATE CORPORATION INVESTMENT INCOME AND REALIZED CAPITAL GAINS AND LOSSES BY INVESTMENT TYPE AND STRATEGY ($ in millions)

59 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2016 2016 2015 2015 2015 2015 2016 2015 Investment position Limited partnerships Private equity (1) $ 3,663 $ 3,324 $ 3,181 $ 3,131 $ 3,012 $ 2,969 $ 3,663 $ 3,012 Real estate (2) 1,204 1,229 1,166 1,160 1,164 1,366 1,204 1,164 Timber & agriculture-related (3) 170 170 163 151 - - 170 - PBLT - limited partnerships 5,037 4,723 4,510 4,442 4,176 4,335 5,037 4,176 Other (4) Private equity 97 103 71 93 70 67 97 70 Real estate 358 361 301 288 242 201 358 242 Timber & agriculture-related 166 167 167 167 167 168 166 167 PBLT - other 621 631 539 548 479 436 621 479 Total Private equity 3,760 3,427 3,252 3,224 3,082 3,036 3,760 3,082 Real estate 1,562 1,590 1,467 1,448 1,406 1,567 1,562 1,406 Timber & agriculture-related 336 337 330 318 167 168 336 167 Total PBLT $ 5,658 $ 5,354 $ 5,049 $ 4,990 $ 4,655 $ 4,771 $ 5,658 $ 4,655 Investment income Limited partnerships Private equity $ 113 $ 85 $ 47 $ 162 $ 113 $ 80 $ 198 $ 193 Real estate 12 33 20 5 10 123 45 133 Timber & agriculture-related 1 3 (1) - - - 4 - PBLT - limited partnerships 126 121 66 167 123 203 247 326 Other Private equity 1 - - 1 - - 1 - Real estate 8 8 6 7 5 4 16 9 Timber & agriculture-related 3 2 2 1 2 2 5 4 PBLT - other 12 10 8 9 7 6 22 13 Total Private equity 114 85 47 163 113 80 199 193 Real estate 20 41 26 12 15 127 61 142 Timber & agriculture-related 4 5 1 1 2 2 9 4 Total PBLT $ 138 $ 131 $ 74 $ 176 $ 130 $ 209 $ 269 $ 339 Asset level operating expense (5) $ (8) $ (8) $ (4) $ (4) $ (5) $ (6) $ (16) $ (11) Realized capital gains and losses Limited partnerships Private equity $ (20) $ 12 $ (49) $ (3) $ (3) $ 9 $ (8) $ 6 Real estate - 1 - (2) - (2) 1 (2) Timber & agriculture-related - - - - - - - - PBLT - limited partnerships (20) 13 (49) (5) (3) 7 (7) 4 Other Private equity (7) (25) 1 6 (1) - (32) (1) Real estate - 1 (1) (1) (1) - 1 (1) Timber & agriculture-related - - - - - 1 - 1 PBLT - other (7) (24) - 5 (2) 1 (31) (1) Total Private equity (27) (13) (48) 3 (4) 9 (40) 5 Real estate - 2 (1) (3) (1) (2) 2 (3) Timber & agriculture-related - - - - - 1 - 1 Total PBLT $ (27) $ (11) $ (49) $ - $ (5) $ 8 $ (38) $ 3 Pre-Tax Yield (6) 9.4% 9.4% 5.6% 14.3% 10.6% 17.5% 9.4% 14.1 % Internal Rate of Return ("IRR") (7) 10.2% 10.5% 10.8% 11.3% 11.3% 11.4% (1) (2) (3) (4) (5) (6) (7) When calculating the pre-tax yields, asset level operating expenses are netted against income for directly held real estate, timber and other consolidated investments. Quarterly pre-tax yield is calculated as annualized quarterly PBLT investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of the current and prior quarter PBLT investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date PBLT investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of PBLT investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate, timber and other consolidated investments is net of asset level operating expenses (direct expenses of the assets reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses. We calculate the internal rate of return (“IRR”) for our PBLT investments as an input to assess their performance. The IRR represents the rate of return on the investments considering the amount and timing of all associated cash flows, which may differ significantly from the recognition of income in the financial statements. Until an investment is liquidated, through final distribution or disposal, the IRR is an interim estimated return. Our IRR calculation method may differ from those used by other investors. Our PBLT portfolio is diversified by asset type and vintage year. We use IRR as a metric to evaluate the overall strategy’s performance relative to our long-term return expectations. The IRR calculation includes cash flows paid or received related to PBLT investments during the 10 year period ended as of the reporting date. Fluctuations in the timing and amount of cash invested in or distributed by the investments could have a significant impact on the IRR. Includes PBLT - fixed income securities, equity securities and other investments on page 56. Includes Timber and agriculture-related reflected in Private equity on page 50. Includes Real estate on page 50. Includes Private equity on page 50, excluding Timber and agriculture-related. THE ALLSTATE CORPORATION PERFORMANCE-BASED LONG-TERM INVESTMENTS ("PBLT") ($ in millions) As of or for the six months endedAs of or for the three months ended

60 Definitions of Non-GAAP Measures Operating income is net income applicable to common shareholders, excluding: - realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income, - valuation changes on embedded derivatives that are not hedged, after-tax, - amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax, - amortization of purchased intangible assets, after-tax, - gain (loss) on disposition of operations, after-tax, and - adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years. We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Net income applicable to common shareholders is the GAAP measure that is most directly comparable to operating income. We use operating income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, operating income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, operating income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine operating income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Operating income is used by management along with the other components of net income applicable to common shareholders to assess our performance. We use adjusted measures of operating income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income applicable to common shareholders, operating income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of operating income to net income applicable to common shareholders is provided in the schedule, "Contribution to Income". Underwriting income is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP. Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results. It is also an integral component of incentive compensation. It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance. Net income applicable to common shareholders is the most directly comparable GAAP measure. Underwriting income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of Property- Liability underwriting income to net income applicable to common shareholders is provided in the schedule, "Property-Liability Results". Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios: the combined ratio and the effect of catastrophes on the combined ratio. The most directly comparable GAAP measure is the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, "Property-Liability Results". Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio (a non-GAAP measure) multiplied by the GAAP quarterly earned premium, which is annualized (multiplied by 4) (“average premium”). We believe that this measure is useful to investors and it is used by management for the same reasons noted above for the underlying combined ratio. A reconciliation of average underlying loss and expense is provided in the schedule, "Allstate Brand Auto and Homeowners Underlying Loss and Expense". Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics" and "Encompass Brand Profitability Measures and Statistics". Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization of purchased intangible assets ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio and the effect of amortization of purchased intangible assets on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization of purchased intangible assets. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. Amortization of purchased intangible assets relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto, Homeowners and Other Personal Lines Underlying Combined Ratios", "Allstate Personal Lines - Auto, Homeowners, Other Personal Lines and Commercial Lines Profitability Measures" and "Emerging Businesses - Esurance, Encompass, Other Business Lines, and Answer Financial Profitability Measures". Operating income return on common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders' equity is the most directly comparable GAAP measure. We use operating income as the numerator for the same reasons we use operating income, as discussed above. We use average common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income applicable to common shareholders and return on common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on common shareholders' equity from return on common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of operating income return on common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have operating income return on common shareholders' equity and return on common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Operating income return on common shareholders' equity should not be considered a substitute for return on common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on common shareholders' equity and operating income return on common shareholders' equity can be found in the schedule, "Return on Common Shareholders' Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share".